Exhibit 10.20

[****] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

WhiteGlove House Call Health, Inc

Effective Date: 07/15/2009

July 1,2009

Robert Fabbio

WhiteGlove House Call Health, Inc.

5300 Bee Cave Road, Building One, Suite 100

Austin, TX 78746

Dear M. Fabbio:

Effective July 15, 2009, Aetna Health Inc. and WhiteGlove House Call Health, Inc. entered into an Agreement to provide health care services to Members. After execution of the Agreement, an issue was identified regarding missing language in the WhiteGlove Service and Compensation Schedule, which requires formal clarification.

Service or Language as Indicated in the Executed Agreement	Clarification/Modification
Missing definition for the Aetna Market Fee Schedule	“Aetna Market Fee Schedule” (AMFS) is the fee schedule that is geographically based and dependent upon contracted location where service is performed. The fee schedule is updated annually.

This letter serves as an Amendment to the executed Agreement, effective July 15, 2009, clarifying that the language above will be added to the WhiteGlove Service and Compensation Schedule to reflect the intent of both Parties during the negotiation. Attached is an updated WhiteGlove Service and Compensation Schedule.

All other terms and provisions of the Agreement not amended hereby shall remain in full force and effect. In the event of any inconsistency between the terms of this Amendment and the Agreement, the terms of this Amendment shall govern and control.

PROVIDER		COMPANY

By:	/s/Robert Fabbio	By:	/s/ Dave Roberts

	(Signature)		(Signature)

Printed Name:	Robert Fabbio	Printed Name:	Dave Roberts

Title:	CEO	Title:	Regional Network Head

Date: 7/7/09		Date:	7-15-09

Tax I.D. Number:	20-8913858

WhiteGlove House Call Health, Inc.

WHITEGLOVE

SERVICES AND COMPENSATION SCHEDULE

COMPENSATION:

Payment Details:

Service	Billing Codes	Rates

Initial Patient Visit (to be billed only once every six months for a Member)	CPT4 Codes: 99214	[****]

Subsequent Patient Visit	CPT4 Codes: 99212	[****]

Strep A Assay W/optic	CPT4 Codes: 87880	[****]

Immunology	CPT4 Codes: 86308	[****]

Urinalysis	CTP4 Codes: 81025	[****]

Remove Impacted Ear Wax	CPT4 Codes: 69210	[****]

Routine Venipuncture Of Finger/he	CPT4 Codes: 36415	[****]

Non-automated, Without Micro	CPT4 Codes: 81002	[****]

Influenza Assay W/optic	CPT4 Codes: 87804	[****]

Assay, Glucose, Blood Quant	CPT4 Codes: 82947	[****]

Antibody	CPT4 Codes: 86677	[****]

Drainage Of Skin Abscess	CPT4 Codes: 10060	[****]

11750 Blood From Under Nail	CPT4 Codes: 11740	[****]

Electrocardiogram, Complete	CPT4 Codes: 93000	[****]

[****] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

WhiteGlove House Call Health, Inc.

Td Adsorb-individual 7 Yrs/o	CPT4 Codes: 90718	[****]

Pneumococcal Vaccine	CPT4 Codes: 90732	[****]

Flu Virus Vacc-split 3 Yr & Above	CPT4 Codes: 90658	[****]

Immunization Admin, Single	CPT4 Codes: 90471	[****]

Tetanus, Diphtheria Toxoi	CPT4 Codes: 90715	[****]

Immunization Admin - under 8 Y	CPT4 Codes: 90465	[****]

Influenza Virus Vaccine	CPT4 Codes: 90655	[****]

Influenza Virus Vaccine	CPT4 Codes: 90656	[****]

Dtap Vaccine, Im	CPT4 Codes: 90700	[****]

Dt Immunization, Im	CPT4 Codes: 90702	[****]

Tetanus Toxoid Absorbed For	CPT4 Codes: 90703	[****]

Tetanus And Diphtheria	CPT4 Codes: 90714	[****]

Flu Vaccine, Nasal	CTP4 Codes: 90660	[****]

Ther/proph/diag Inj,Sc/im	CTP4 Codes: 96372	[****]

Pen G Benzath To 1200000/4mx	HCPC Codes: J0570	[****]

B-12 Cyanoc Upto 1000mcg/5mx	HCPC Codes: J3420	[****]

Dexamethasone Sodium Phos1mg	HCPC Codes: J1100	[****]

Diphenhydr Hel Upto 50mg/6mx	HCPC Codes: J1200	[****]

[****] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

WhiteGlove House Call Health, Inc.

Ketorolac Trom Per 15mg/8mx	HCPC Codes: J1885	[****]

Metoclopra Hcl Upto 10mg/4mx	HCPC Codes: J2765	[****]

Odansetro Hcl Per 1mg/32 Mx	HCPC Codes: J2405	[****]

Orphenad Citr Upto 60mg/2 Mx	HCPC Codes: J2360	[****]

Ceftriaxon Sod Per 250mg/8mx	HCPC Codes: J0696	[****]

Medrxyprogester Inj 150 Mg	HCPC Codes: J1055	[****]

Methylpr Sod Upto 125mg/12mx	HCPC Codes: J2930	[****]

Fluorescein Angioscopy	CPT4 Codes: 92230	[****]

Remove Foreign Body From Eye	CPT4 Codes: 65205	[****]

Remove Foreign Body From Eye	CPT4 Codes: 65220	[****]

Control Of Nosebleed	CPT4 Codes: 30901	[****]

Airway Inhalation Treatm2	CPT4 Codes: 94640	[****]

Aerosol Or Vapor Inhalat3	CPT4 Codes: 94664	[****]

Ipratropium Brom Inh Sol/mg	HCPC Codes: J7644	[****]

Application Long Leg Splint	CPT4 Codes: 29505	[****]

Application Lower Leg Splint	CPT4 Codes: 29515	[****]

Apply Forearm Splint	CPT4 Codes: 29125	[****]

Apply Long Arm Splint	CPT4 Codes: 29105	[****]

[****] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

WhiteGlove House Call Health, Inc.

Application Of Finger Splint	CPT4 Codes: 29130	[****]

Removal Of Nail Plate	CPT4 Codes: 11730	[****]

Removal Of Nail Bed	CPT4 Codes: 11750	[****]

Dressings And/or Debridement	CPT4 Codes: 16020	[****]

Dressings And/or Debridement	CPT4 Codes: 16025	[****]

Dressings And/or Debridement	CPT4 Codes: 16030	[****]

Wound(s) Care Non-select	CPT4 Codes: 97602	[****]

Remove Foreign Body	CPT4 Codes: 10120	[****]

Destruction Eg, Laser Surger	CPT4 Codes: 17110	[****]

Bx Skin &/ Subq Tissue; 1 Le	CPT4 Codes: 11100	[****]

Repair Superficial Wound(s)	CPT4 Codes: 12001	[****]

Repair Superficial Wound(s)	CPT4 Codes: 12002	[****]

Repair Superficial Wound(s)	CPT4 Codes: 12004	[****]

Repair Superficial Wound(s)	CPT4 Codes: 12011	[****]

Repair Superficial Wound(s)	CPT4 Codes: 12013	[****]

Repair Superficial Wound(s)	CPT4 Codes: 12014	[****]

Intrmd Wnd Repair S/tr/ext	CPT4 Codes: 12031	[****]

Intrmd Wnd Repair S/tr/ext	CPT4 Codes: 12032	[****]

[****] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

WhiteGlove House Call Health, Inc.

Intmd Wnd Repair S/tr/ext	CPT4 Codes: 12034	[****]

Intmd Wnd Repair N-hf/genit	CPT4 Codes: 12041	[****]

Intmd Wnd Repair N-hg/genit	CPT4 Codes: 12042	[****]

Intmd Wnd Repair N-hg/genit	CPT4 Codes: 12044	[****]

Intmd Wnd Repair Face/mm	CPT4 Codes: 12051	[****]

Intmd Wnd Repair Face/mm	CPT4 Codes: 12052	[****]

Intmd Wnd Repair Face/mm	CPT4 Codes: 12053	[****]

Supplies/special Equipment	CPT4 Codes: 99070	[****]

All Services not otherwise identified		[****]

SERVICES:

Participating Group Provider will provide services in the Member’s home or work that are within the scope of and appropriate to the Participating Group Provider’s license and certification to practice. Participating Group Provider will provide, as appropriate, the generic medicines outlined in Attachment A – Generics Provided by WhiteGlove. In addition Participating Group Provider may draw blood for lab tests; deliver lab tests to Company designated participating laboratories; inform Member’s Primary Care Physician of lab and other results and services provided; and provide instruction to Member and/or caregiver.

Participating Group Provider may also provide at Participating Group Provider’s discretion and upon approval by Member selected supplies such as food items, beverages and over-the-counter remedies that are not considered Covered Services.

Participating Group Provider will provide follow-up calls or visits by Participating Group Provider or Participating Group Provider’s representative to ascertain a Member’s medical progress, share lab results or other services commonly provided by medical professionals.

COMPENSATION TERMS AND CONDITIONS:

Definitions

“Aetna Market Fee Schedule” (AMFS) is the fee schedule that is geographically based and dependent upon contracted location where service is performed. The fee schedule is updated annually.

[****] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

WhiteGlove House Call Health, Inc.

General

a) Rates are inclusive of any applicable Member Copayment, Coinsurance or Deductible. Procedures and/or services provided by WhiteGlove in accordance with this Agreement but not specifically listed above will not be reimbursed. No additional charges are allowed regardless of the time spent at the Member’s home, for travel, administrative services, lab draws, generic medications outlined in Attachment A, miscellaneous supplies that are not considered Covered Services, weekend, evening or holiday differentials. Company will pay the lesser of the contracted rate or eligible billed charges.

Billing

b)	Participating Group Provider must designate the codes set forth in this Compensation Schedule when billing.

Coding

c)	Company utilizes nationally recognized coding structures including, but not limited to, Revenue Codes as described by the Uniform Billing Code, AMA Current Procedural Terminology (CPT4), CMS Common Procedure Coding System (HCPCS), Diagnosis Related Groups (DRG), ICD-9 Diagnosis and Procedure codes, National Drug Codes (NDC) and the American Society of Anesthesiologists (ASA) relative values for the basic coding, and description for the services provided. As changes are made to nationally recognized codes, Company will update internal systems to accommodate new codes. Such changes will only be made when there is no material change in the procedure itself. Until updates are complete, the procedure will be paid according to the standards and coding set for the prior period.

Company will comply and utilize nationally recognized coding structures as directed under applicable Federal laws and regulations, including, without limitation, the Health Insurance Portability and Accountability Act (HIPAA).

WhiteGlove House Call Health, Inc.

Attachment A-Generics

Provided by WhiteGlove

Acyclovir	Diltiazem	Metoclopramide
Albuterol nebulizer soln	Doxazosin	Metoprolol Tartrate
Albuterol	Doxepin HCL	Metronidazole
Alendronate	Doxycycline Hyclate	Nadolol
Allopurinol	Enalapril	Naproxen
Amiloride-HCTZ	Enalapril-HCTZ	Neomycin/Polymyxin/Dexamethasone
Amitriptyline	Erythromycin EC	Nortriptyline
Amoxicillin	EST Estrogen/Methyl Testost	Nystatin
Amoxil	Estradiol	Nystatin/Triamcin
Antipyrine/Benzocaine otic	Estropipate	Oxybutynin
Atenolol	Famotidine	Paroxetine
Atenolol-Chlorthalidone	Fluconazole	Penicillin
Atropine Sulfate	Fluocinolone Acet	Phenazopyridine
Bacitracin	Fluocinonide cream	Pilocarpine
Baclofen	Fluoxetine	Pindolol
Belladonna Alkaloid/PB	Fluphenazine	Piroxicam
Benazepril	Furosemide	Polymyxin Sulfate/TMP
Benzonatate	Gentamicin	Pravastatin
Benzoyl Peroxide	Glimepiride	Prazosin HCL
Benztropine	Glipizide	Prednisone
Betamethasone Dipropionate	Glyburide	Prochlorperazine
Betamethasone Valerate	Guanfacine	Promethazine DM Syrup
Bisoprolol-HCTZ	Haloperidol	Propranolol
Bumetanide	Hydralazine	Ranitidine
Buspirone	Hydrochlorothiazide (HCTZ)	Salsalate
Captopril	Hydrocortisone	Selenium Sulfide
Carbamazepine	Ibuprofen	Silver Sulfadiazine
Carvedilol	Indapamide	SMZ-TMP
Cephalexin	Indomethacin	Sotalol HCL
Ceron DM syrup	Ipratropium Nebulizer Soln	Spironolactone
Chlorhexidine Gluconate	Isoniazid	Sprintec 28-day tab
Chlorpropamide	Isosorbide Mononitrate	Sulfacet Sodium
Chlorthalidone	Lactulose syrup	Tamoxifen
Cimetidine	Levobunolol	Terazosin
Ciprofloxacin	Levothyroxine	Terbinafine
Citalopram	Lidocaine	Tetracycline
Clomiphene	Lisinopril	Thioridazine
Clonidine	Lisinopril-HCTZ	Thiothixene
Colchicine	Lithium Carbonate	Timolol Maleate
C-Phen drops	Loratadine	Tobramycin
Cyclobenzaprine	Lovastatin	Trazodone
Cytra2	Medroxyprogesterone Acetate	Triamcinolone
Dex PC syrup	Megestrol	Triamterene-HCTZ
Dexamethasone	Meloxicam	Trihexyphenidyl
Diclofenac DR	Metformin	Tri-Sprintec
Dicyclomine	Methyldopa	Verapamil
Digoxin	Methylpred	Warfarin

WhiteGlove House Call Health, Inc.

PROVIDER GROUP AGREEMENT

TABLE OF CONTENTS

1.0 DEFINITIONS		3

2.0 GROUP AND PARTICIPATING GROUP PROVIDER SERVICES AND OBLIGATIONS		6

2.1	PROVISION OF SERVICES	6
2.2	NON-DISCRIMINATION	6
2.3	GROUP AND PARTICIPATING GROUP PROVIDER REPRESENTATIONS	7
2.4	PARTICIPATING GROUP PROVIDERS	8
2.5	GROUP CAPACITY	8
2.6	GROUP PROVIDERS’ INFORMATION	8
2.7	ADMINISTRATIVE OBLIGATIONS OF PRIMARY CARE PROVIDERS	9
2.8	ADMINISTRATIVE OBLIGATIONS OF PARTICIPATING GROUP PROVIDERS OTHER THAN PRIMARY CARE PROVIDERS	9
2.9	GROUP AND PARTICIPATING GROUP PROVIDERS’ INSURANCE	9
2.10	PRODUCT PARTICIPATION	9
2.11	CONSENTS TO RELEASE MEDICAL INFORMATION	10
2.12	ENCOUNTER DATA	10

3.0 COMPANY OBLIGATIONS		10

3.1	COMPANY’S COVENANTS	10
3.2	COMPANY REPRESENTATIONS	10
3.3	COMPANY’S INSURANCE	11

4.0 CLAIMS SUBMISSIONS, COMPENSATION AND MEMBER BILLING		11

4.1	CLAIM SUBMISSION AND PAYMENT	11
4.2	COORDINATION OF BENEFITS	15
4.3	MEMBER BILLING	15

5.0 COMPLIANCE WITH POLICIES		16

5.1	POLICIES	16
5.2	NOTICES AND REPORTING	16
5.3	INFORMATION AND RECORDS	16
5.4	QUALITY, ACCREDITATION AND REVIEW ACTIVITIES	17
5.5	PROPRIETARY INFORMATION	17

6.0 TERM AND TERMINATION		18

6.1	TERM	18
6.2	TERMINATION WITHOUT CAUSE	18
6.3	TERMINATION FOR BREACH	18
6.4	IMMEDIATE TERMINATION OR SUSPENSION	18
6.5	OBLIGATIONS FOLLOWING TERMINATION	19
6.6	OBLIGATIONS DURING DISPUTE RESOLUTION PROCEEDINGS	20

7.0 RELATIONSHIP OF THE PARTIES		20

7.1	INDEPENDENT CONTRACTOR STATUS	20
7.2	USE OF NAME	20
7.3	INTERFERENCE WITH CONTRACTUAL RELATIONS	20

8.0 DISPUTE RESOLUTION		21

8.1	MEMBER GRIEVANCE DISPUTE RESOLUTION	21
8.2	PHYSICIAN DISPUTE RESOLUTION	21

WhiteGlove House Call Health, Inc.

8.3	ARBITRATION	21
8.4	ARBITRATION SOLELY BETWEEN PARTIES: NO CONSOLIDATION OR CLASS ACTION	21

9.0 MISCELLANEOUS		22

9.1	AMENDMENTS	22
9.2	WAIVER	22
9.3	GOVERNING LAW	22
9.4	LIABILITY	22
9.5	SEVERABILITY	22
9.6	SUCCESSORS; ASSIGNMENT	22
9.7	HEADINGS	22
9.8	NOTICES	22
9.9	REMEDIES	23
9.10	FORCE MAJEURE	23
9.11	NON-EXCLUSIVITY	23
9.12	SURVIVAL	23
9.13	ENTIRE AGREEMENT	24

WhiteGlove House Call Health, Inc.

PROVIDER GROUP AGREEMENT

This Provider Group Agreement (“Agreement”) is made and entered into as of July 15, 2009 (“Effective Date”) by and between Aetna Health Inc., a Texas corporation, on behalf of itself and its Affiliates (hereinafter “Company”) and WhiteGlove House Call Health, Inc. (hereinafter “Group”).

WHEREAS, Company offers, issues and administers Full Risk Plans and Plans for Plan Sponsors that provide access to health care services to Members; and

WHEREAS, Company contracts with certain health care providers and facilities to provide access to such health care services to Members; and

WHEREAS, Participating Group Providers provide health care services to patients within the scope of their licensure or accreditation; and

WHEREAS, Company and Group mutually desire to enter into an arrangement whereby Group and Participating Group Providers will become Participating Providers and Participating Group Providers will render health care services to Members; and

WHEREAS, in return for the provision of health care services and other obligations assumed by Participating Group Providers under this Agreement, Company will pay Group’s claims for Covered Services under the terms of this Agreement.

NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants, promises and undertakings in this Agreement, the sufficiency of which is hereby acknowledged, and intending to be legally bound, the parties agree as follows:

1.0	DEFINITIONS

When used in this Agreement, all capitalized terms shall have the following meanings:

1.1	AAA. Defined in Section 8.3 of this Agreement.

1.2	Affiliate. Any corporation, partnership or other legal entity (including any Plan) directly or indirectly owned or controlled by or which owns or controls, or which is under common ownership or control with Company.

1.3	Agreement. Defined in first paragraph of this Agreement.

1.4	Clean Claim. A clean claim is a claim that contains the information that is required by applicable Texas law and regulations adopted by the Commissioner of Insurance, and is submitted consistent with Aetna’s established processing procedures to the extent Aetna establishes the information and processing procedure requirements consistent with applicable Texas law and regulations.

1.5	Coinsurance. The percentage of the lesser of: (a) the rates established under this Agreement; or (b) Participating Group Provider’s usual, customary and reasonable billed charges, which a Member is required to pay for Covered Services under a Plan.

1.6	Company. Defined in first paragraph of this Agreement.

1.7

Confidential Information. Any information that identifies a Member and is related to the Member’s participation in a Plan, the Member’s physical or mental health or condition, the provision of health care to the Member or payment for the provision of health care to the Member. Confidential Information includes, without limitation, “individually identifiable health information,” as defined in 45 C.F.R. §160.103 and “non-public personal information” as defined in laws or regulations promulgated under the Gramm-Leach-

WhiteGlove House Call Health, Inc.

Bliley Act of 1999, and vendor cost information that Provider uses to price percentage of billed charge services subject to “Cost Plus Services” markup.

1.8	Copayment. A charge required under a Plan that must be paid by a Member at the time of the provision of Covered Services, or at such other time as determined by Participating Group Provider.

1.9	Cost Plus Services. Those healthcare services that are paid for under the Plan based on a percentage markup over the Provider’s documented cost.

1.10	Covered Services. Those health care services that are paid for under the applicable Plan and that are not otherwise excluded or limited. The Parties agree that Company is obligated to pay for only those Covered Services that are determined to be medically necessary, as determined in accordance with the Member’s applicable Plan.

1.11	Covering Physician. A Participating Provider designated by a Participating Group Provider to provide Covered Services to Members when a Participating Group Provider is unavailable (e.g. out of the office or on vacation).

1.12	Deductible. An amount that a Member must pay for Covered Services during a specified coverage period in accordance with the Member’s Plan before benefits will be paid.

1.13	Effective Date. Defined in first paragraph of this Agreement.

1.14	Emergency Services. Those services necessary to treat a medical condition manifesting itself by acute symptoms of sufficient severity (including severe pain) such that a prudent layperson, who possesses an average knowledge of health and medicine, could reasonably expect the absence of immediate medical attention to result in: (a) placing the health of the individual (or, with respect to a pregnant woman, her pregnancy or health or the health of her fetus) in serious jeopardy; (b) serious impairment to bodily functions; or (c) serious dysfunction of any bodily organ or part; or such other definition as may be required by applicable law.

1.15	Full Risk Plan. A Plan where Company is the underwriter, in full, of the Plan (i.e. fully-insured Plans).

1.16	Government Programs. Defined in Section 2.3.3 of this Agreement.

1.17	Group. Defined in first paragraph of this Agreement.

1.18	Group Provider. A duly licensed and qualified physician or nurse practitioner who is employed by, or who is a partner or shareholder, of Group.

1.19	Information. Defined in Section 5.3.2 of this Agreement.

1.20	Initial Term. Defined in Section 6.1 of this Agreement.

1.21	License. Defined in Section 3.2 of this Agreement.

1.22	Material Change. Any change in Policies that could reasonably be expected, in Company’s determination, to have a material adverse impact on (i) Group’s reimbursement for Provider Services or (ii) administration of Group’s practice.

1.23

Medically Necessary or Medical Necessity. Health care services that a physician, exercising prudent clinical judgment, would provide to a patient for the purpose of preventing, evaluating, diagnosing or treating an illness, injury, disease or its symptoms, and that are (a) in accordance with generally accepted standards of medical practice; (b) clinically appropriate, in terms of type, frequency, extent, site and duration, and considered effective for the patient’s illness, injury or disease, and (c) not primarily for the convenience of the patient, physician or other health care provider, and not more costly than an alternative service or

WhiteGlove House Call Health, Inc.

sequence of services at least as likely to produce equivalent therapeutic or diagnostic results as to the diagnosis or treatment of that patient’s illness, injury, or disease. For these purposes “generally accepted standards of medical practice” means standards that are based on credible scientific evidence published in peer-reviewed medical literature generally recognized by the relevant medical community, or otherwise consistent with physician specialty society recommendations and the views of Providers practicing in relevant clinical areas and any other relevant factors.

1.24	Member. An individual covered by or enrolled in a Plan.

1.25	Participating Provider. Any physician, hospital, hospital-based physician, skilled nursing facility, or other individual or entity involved in the delivery of health care or ancillary services who or which has entered into and continues to have a current valid contract with Company to provide Covered Services to Members, and, where applicable, has been credentialed by Company or its designee consistent with Company’s credentialing policies. Certain categories of Participating Providers may be referred to herein more specifically as, e.g., “Participating Physicians” or “Participating Hospitals.”

1.26	Participating Group Provider. A Group Physician or Nurse Practitioner who has been accepted as a Participating Provider by Company.

1.27	Party. Company or Group and Participating Group Providers, as applicable.

1.28	Provider Services. Defined in Section 2.1 of this Agreement.

1.29	Plan. A Member’s health care benefits as set forth in the Member’s Summary Plan Description, Certificate of Coverage or other applicable coverage document.

1.30	Plan Sponsor. An employer, insurer, third party administrator, labor union, organization or other person or entity which has contracted with Company to offer, issue and/or administer a Plan that is not a Full Risk Plan and has agreed to be responsible for funding benefit payments for Covered Services provided to Members under the terms of a Plan.

1.31	Policies. The policies and procedures promulgated by Company which relate to this Agreement, including, but not limited to: (a) quality improvement/management; (b) utilization management, including, but not limited to, precertification of elective admissions and procedures, concurrent review of services and referral processes or protocols; (c) pre-admission testing guidelines; (d) claims payment review; (e) member grievances; (f) Physician credentialing; (g) electronic submission of claims and other data required by Company; and (h) any applicable Participation Criteria as set forth in the Participation Criteria Schedules. Policies also include those policies and procedures set forth in the Company’s manuals, Health Care Professional Toolkit or their successors (as modified from time to time); Clinical Policy Bulletins made available via Company’s internet web site; and other policies and procedures, whether made available via a password-protected web site for Participating Physicians (when available), by letter, newsletter, electronic mail or other media. “Precertification” when used in this Agreement means the utilization review process to determine whether the requested service, procedure, prescription drug or medical device meets the Company’s clinical criteria for coverage. Precertification does not mean verification which is defined by Texas law, as a reliable representation of payment of care or services to fully insured HMO and PPO members.

1.32	Primary Care Physician. A Participating Physician whose area of practice and training is family practice, general medicine, internal medicine or pediatrics, or who is otherwise designated as a Primary Care Physician by Company, and who has agreed to provide primary care services and to coordinate and manage all Covered Services for Members who have selected or been assigned to such Participating Physician, if the applicable Plan provides for a Primary Care Physician.

1.33

Proprietary Information. Any and all information, whether prepared by a Party, its advisors or otherwise, relating to such Party or the development, execution or performance of this Agreement whether furnished prior to or after the Effective Date. Proprietary Information includes but is not limited to, with respect to

WhiteGlove House Call Health, Inc.

Company, the development of a pricing structure, (whether written or oral) all financial information, rate schedules and financial terms which relate to Group and which are furnished or disclosed to Group by Company. Notwithstanding the foregoing, the following shall not constitute Proprietary Information:

(a)	information which was known to a receiving Party (a “Recipient”) prior to receipt from the other Party (a “Disclosing Party”) (as evidenced by the written records of a Recipient);

(b)	information which was previously available to the public prior to a Recipient’s receipt thereof from a Disclosing Party;

(c)	information which subsequently became available to the public through no fault or omission on the part of a Recipient, including without limitation, the Recipient’s officers, directors, trustees, employees, agents, contractors and other representatives;

(d)	information which is furnished to a Recipient by a third party which a Recipient confirms, after due inquiry, has no confidentiality obligation, directly or indirectly, to a Disclosing Party; or

(e)	information which is approved in writing in advance for disclosure or other use by a Disclosing Party.

1.34	Records. Defined in Section 5.3.2 of this Agreement.

1.35	Rules. Defined in Section 8.3 of this Agreement.

1.36	Specialty Program. A Company established program for a targeted group of Members with certain types of illnesses, conditions, cost or risk factors (e.g., organ transplants, women’s health, other disease management programs, etc).

1.37	Specialty Program Providers. Those hospitals, Participating Physicians and other providers that have been identified or designated by Company to provide transplant services and other Covered Services associated with a Specialty Program. Certain categories of Specialty Program Providers may be referred to herein more specifically as, e.g. “Specialty Program Physician”.

2.0	GROUP AND PARTICIPATING GROUP PROVIDER SERVICES AND OBLIGATIONS

2.1	Provision of Services.

Group shall provide to Members, through Participating Group Providers, those Covered Services which are within the scope of the respective Participating Group Provider’s license and certification to practice (“Provider Services”). Unless otherwise permitted by applicable law or regulation, Participating Group Providers may not provide any Covered Services to Members unless and until Participating Group Providers have been fully credentialed and approved by the applicable peer review committee.

2.2	Non-Discrimination

2.2.1.	Equitable Treatment of Members. Group and Participating Group Providers agree to provide Provider Services to Members with the same degree of care and skill as customarily provided to Participating Group Providers’ patients who are not Members, according to generally accepted standards of physician and/or nurse practitioner practice. Group, Participating Group Providers and Company agree that Members and non-Members should be treated equitably; to that end, Group and Participating Group Providers agree not to discriminate against Members on the basis of race, gender, creed, ancestry, lawful occupation, age, religion, marital status, sexual orientation, mental or physical disability, color, national origin, place of residence, health status, source of payment for services, cost or extent of Provider Services required, or any other grounds prohibited by law or this Agreement. Company acknowledges Participating Group Providers’ practice is to require electronic payments from Members.

2.2.2

Affirmative Action. Company is a Federal contractor and an Equal Opportunity Employer which maintains an Affirmative Action Program. To the extent applicable to Group and Participating Group Providers. Group and Participating Group Providers, on behalf of themselves and any subcontractors, agree to comply with the following, as amended from time to time: Executive Order

WhiteGlove House Call Health, Inc.

11246, the Vietnam Era Veterans Readjustment Act of 1974, the Drug Free Workplace Act of 1988, Section 503 of the Rehabilitation Act of 1973, Title VI of the Civil Rights Act of 1964, the Age Discrimination Act of 1975, the Health Insurance Portability and Accountability Act of 1996 (“HIPAA”) administrative simplification rules at 45 CFR parts 160, 162, and 164, the Americans with Disabilities Act of 1990, Federal laws, rules and regulations designed to prevent or ameliorate fraud, waste and abuse, including, but not limited to, applicable provisions of Federal criminal law, the False Claims Act (31 U.S.C. 3729 etc. seq.), and the anti-kickback statue (Section 1128B(b) of the Social Security Act), and any similar laws, regulations or other legal mandates applicable to recipients of federal funds and/or transactions under or otherwise subject to any government contract of Company.

2.3	Group and Participating Group Provider Representations.

2.3.1	General Representations. Group represents, Warrants and covenants, as applicable, that: (a) it and Participating Group Providers have, and shall maintain throughout the term of this Agreement all appropriate license(s) and certification(s) mandated by governmental regulatory agencies, which for cash Participating Group Provider shall include, without limitation, DEA certification and an unrestricted license to practice medicine in the state(s) in which such Participating Group Provider maintains offices and provides Provider Services to Members; (b) each Participating Group Provider is board certified or board eligible in the Specialty for which they provide Provider Services; (c) it and Participating Group Providers are, and will remain throughout the term of this Agreement, in compliance with all applicable Federal and state laws and regulations related to this Agreement and the services to be provided under this Agreement, including, without limitation, statutes and regulations related to fraud, abuse, discrimination, disabilities, confidentiality, self-referral, false claims and prohibition of kickbacks; (d) each Participating Group Provider, if applicable, has and shall maintain throughout the term of this Agreement unrestricted hospital privileges at a Participating Hospital; (e) it is legally authorized to negotiate on behalf of Participating Group Providers and to bind those Participating Group Providers to abide by the terms of this Agreement, as amended from time to time; (f) this Agreement has been executed by its duly authorized representative; and (g) executing this Agreement and performing its obligations hereunder shall not cause Group nor Participating Group Providers to violate any term or covenant of any other agreement or arrangement now existing or subsequently executed.

2.3.2	Qualified Personnel. Group also represents that Group and Participating Group Providers have established an ongoing quality assurance/assessment program which includes, but is not limited to, credentialing of employees and subcontractors. Group shall supply to Company the relevant documentation, including, but not limited to, internal quality assurance/assessment protocols, state licenses and certifications, Federal agency certifications and/or registrations upon request. Group further represents that all personnel employed by, associated or contracted with Group and Participating Group Providers who treat Members: (a) are and shall remain throughout the term of this Agreement appropriately licensed and/or certified and supervised (when and as required by state law), and qualified by education, training and experience to perform their professional duties; and (b) shall act within the scope of their licensure or certification, as the case may be. Company may audit Group and Participating Group Providers compliance with this section upon prior written notice.

2.3.3

Government Program Representations. Company has or may seek a contract to serve Medicare, Medicaid, CHIP, and/or Tricare beneficiaries (“Government Programs”). To the extent Company participates in such Government Programs, Group and Participating Group Providers agree, on behalf of themselves and any subcontractors of Group or Participating Group Providers, to be bound by all rules and regulations of, and all requirements applicable to, Government Programs. Group and Participating Group Providers acknowledges and agrees that all provisions of this Agreement shall apply equally to any employees, independent contractors and subcontractors of Group and Participating Group Providers who provide or may provide Covered Services to Members of Government Programs, and Group and Participating Group Providers represents and warrants that Group and Participating Group Providers shall take all steps necessary to cause such employees, independent contractors and subcontractors to comply with the Agreement and all applicable laws,

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rules and regulations and perform all requirements applicable to Government Programs. With respect to Members of Government Programs, Group and Participating Group Providers acknowledge that compensation under this Agreement for such Members constitutes receipt of Federal funds. Group and Participating Group Providers agree that all services and other activities performed by Group and Participating Group Providers under this Agreement will be consistent and comply with Company’s obligations under its contract(s) with the Centers for Medicare and Medicaid Services (“CMS”), and any applicable state regulatory agency, to offer Medicare/Medicaid Plans. Group and Participating Group Providers further agree to allow CMS, any applicable state regulatory agency, and Company to monitor Group and Participating Group Providers’ performance under this Agreement on an ongoing basis in accordance with Medicare/Medicaid laws, rules and regulations. Group and Participating Group Providers acknowledge and agree that Company may only delegate its activities and responsibilities under its contract(s) with CMS and any applicable regulatory agency, to offer Medicare/Medicaid Plans in a manner consistent with Medicare/Medicaid laws, rules and regulations, and that if any such activity or responsibility is delegated by Company to Group and Participating Group Providers, the activity or responsibility may be revoked if CMS or Company determine that Group and Participating Group Providers have not performed satisfactorily.

If Company designates Group and Participating Group Providers to participate in a Government Program Pursuant to Section 2.10 below. Group and Participating Group Providers may opt out of participation of that Government Program. Group and Participating Group Providers shall have thirty (30) days from receipt of Company’s notice of designation, to notify Company in writing if Group and Participating Group Providers elects not to participate in that Government Program.

2.4	Participating Group Providers.

Notwithstanding any contrary interpretation of this Agreement or of any contracts between Group and Participating Group Providers, Group acknowledges and agrees that all provisions of this Agreement applicable to Group shall apply with equal force to Participating Group Providers, unless clearly applicable only to Group. Group agrees that it is Group’s responsibility to assure that the obligations of Participating Group Providers under this Agreement are fully satisfied, that Group will take all steps necessary to cause Participating Group Providers to comply with and perform the terms and conditions of this Agreement, and that Group’s failure to do so shall constitute a material breach of this Agreement by Group. Group agrees, and shall require Participating Group Providers to agree, that in the event of any inconsistency between this Agreement and any contracts entered into between Group and Participating Group Providers, the terms of this Agreement shall control. Upon request by Company, Group shall provide copies of its template contracts with Participating Group Providers, if any, to Company. Group agrees that each Participating Group Provider shall execute an individual provider addendum with Company.

2.5	Group Capacity.

Group shall provide, at the earliest possible time, notice to Company of any significant changes in the capacity of Group to provide or arrange for the provision of Covered Services to Members as contemplated by this Agreement, including, but not limited to, any reduction in the number of Participating Group Providers. If Company determines at any time that Members’ access to Participating Group Providers is unacceptable due to any reduction in the number of Participating Group Providers, or any change in the types or geographic mix of Participating Group Providers that limits Participating Group Providers’ availability to Members or ability for Members to access Participating Group Providers’ services, Company may request that Group take corrective action acceptable to Company within thirty (30) days. If Group fails to take such corrective action within such thirty (30) day period, Company may terminate this Agreement as provided in Section 6.3.

2.6	Group Providers’ Information.

Group shall provide to Company a complete list of Participating Group Providers, including names, office addresses, office hours, telephone and facsimile numbers, and area of practice or specialty. Group shall notify Company in writing within ten (10) business days of its acquiring knowledge of any change in this information. Group shall provide to Company at least sixty (60) days prior notice (or, if Group does not receive at least sixty (60) days notice, then such notice as Group actually receives) of the termination of Group’s relationship with a Participating Group Provider. Group Shall obtain a completed credentialing

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application to become a Participating Group Provider from each Group Physician, and shall, at Company’s request, make available to Company any credentialing material held by or accessible to Group. Group shall obtain all necessary releases from Group Providers to permit Group to release said credentialing files to Company, and Company shall be entitled to presume that such releases have been obtained.

2.7	Administrative Obligations of Primary Care Physicians.

Each Participating Group Provider who is a Primary Care Physician shall comply with the following:

2.7.1	Coordination of Care. A Primary Care Physician shall arrange and coordinate the overall provision of Covered Services to Members under the terms and conditions of the Member’s applicable Plan. A Primary Care Physician shall provide or arrange for the provision of Covered Services, including, without limitation, urgently needed services or Emergency Services, regardless of whether a Participating Group Provider has previously seen or treated the Member.

2.7.2	Referrals. To the extent required by the terms of the applicable Plan, Participating Group Providers who are Primary Care Physicians shall refer or admit Members only to Participating Providers for Covered Services, and shall furnish such Participating Provider with complete information on treatment procedures and diagnostic tests performed prior to such referral or admission. In addition, to the extent possible, Participating Group Physicians shall refer Members with out of network benefits to Participating Providers.

2.8	Administrative Obligations of Participating Group Providers Other than Primary Care Physicians.

A Participating Group Provider who is not a Primary Care Physician shall (a) render services to Members only in the Member’s home or work; (b) promptly submit, upon a Member’s request, a report on the treatment of each Member to the Member’s Primary Care Physician and (c) refer or admit Members only to Participating Providers for Covered Services, if applicable.

2.9	Group and Participating Group Providers’ Insurance.

2.9.1	Group’s Insurance. During the term of this Agreement, Group agrees to procure and maintain such policies of general and professional liability and other insurance, or a comparable program of self insurance, at minimum levels required by state law or, in the absence of a state law specifying a minimum limit, an amount customarily maintained by Group in the state or region in which the Group operates. Such insurance coverage shall cover the acts and omissions of Group and Participating Group Providers as well as those Group and Participating Group Providers’ agents and employees. Group agrees to deliver certificates of insurance or other documentation as appropriate to show evidence of such coverage to Company upon request. Group agrees to make best efforts to provide to Company at least thirty (30) days advance notice, and in any event will provide notice as soon as reasonably practicable, of any cancellation or material modification of these policies.

2.9.2	Participating Group Providers’ Insurance. During the term of this Agreement, each Participating Group Provider agrees to procure and maintain such policies of general and professional liability and other insurance, or a comparable program of self-insurance, at minimum levels required by state law or, in the absence of a state law specifying a minimum limit, an amount customarily maintained by Participating Group Provider in the state or region in which the Participating Group Provider operates, Such insurance coverage shall cover the acts and omissions of Participating Group Provider as well as Participating Group Provider’s agents and employees. Participating Group Provider agrees to deliver certificates of insurance or other documentation as appropriate to show evidence of such coverage to Company upon request. Participating Group Provider agrees to make best efforts to provide to Company at least thirty (30) days advance notice, and in any event will provide notice as soon as reasonably practicable, of any cancellation or material modification of said policies.

2.10	Product Participation.

Group and Participating Group Providers agree to participate in the Plans and other health benefit products as described in the Product Participation Schedule. Company reserves the right upon ninety (90) days prior

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notice, to introduce, modify and designate Groups’ and Participating Group Providers’ participation in new Plans, Specialty Programs and products during the term of this Agreement and will provide Group with written notice of such Plans, Specialty Programs and products and the associated compensation.

Nothing in this Agreement shall require that Company identify, designate or include Group and Participating Group Providers as a preferred participant in any specific Plan, Specialty Program or product; provided, however, Group and Participating Group Providers shall accept compensation in accordance with this Agreement for the provision of any Covered Services to Members under a Plan, Specialty Program or product in which Group and Participating Group Providers have agreed to participate in this Agreement.

Company may sell, lease, transfer or otherwise convey to payers (other than Plan Sponsors) which do not compete with Company’s product offerings (e.g., workers’ compensation or automobile insurers) in the geographic area where Group provides Covered Services, the benefits of this Agreement, including, without limitation, the Services and Compensation Schedule, under terms and conditions which will be communicated to Group in each such case. For those programs and products which are not health benefit products (e.g., worker’s compensation or auto insurance), Group shall have thirty (30) days from receipt of the Company’s notice to notify Company in writing if Group elects not to participate in these products(s).

2.11	Consents to Release Medical Information.

Group and Participating Group Providers covenant that it will obtain from Members to whom Participating Group Provider provides Covered Services, any necessary consents or authorizations to the release of Information and Records to Company, Plan Sponsors, their agents and representatives. In performing this covenant, Group and Participating Group Providers shall comply with any applicable Federal or state law or regulation or this Agreement.

2.12	Encounter Data.

Group and Participating Group Providers agree to provide Company with encounter data by type of Provider Service rendered to Members in the form and manner as specified by Company. There shall be no restrictions on Company’s use of such encounter data. Furthermore, Company is under no obligation to return such encounter data to Group or Participating Group Providers.

3.0	COMPANY OBLIGATIONS

3.1	Company’s Covenants.

Company or Plan Sponsors shall provide the following: a means for Members to identify themselves to Participating Group Providers (e.g., identification cards), an explanation of Group’s payments, a general description of products (e.g., Quick Reference Card), a listing of Participating Providers, and timely notification of Material Changes in this information. Company shall provide Group and Participating Group Providers with a means to check Member eligibility. Provider may check eligibility via Electronic Data Interchange through either vendors or on Aetna’s website (when available) or by calling the phone number on the Member’s identification card. Company shall include Group and Participating Group Providers in the Participating Provider directory or directories for the Plans, Specialty Programs and products in which Group and Participating Group Providers are Participating Providers, including when Group and Participating Group Providers are designated as preferred participant, and shall make these directories available to Members. Company reserves the right to determine the content of Physician directories.

3.2	Company Representations.

Company represents and warrants that: (a) it, where applicable, is licensed to offer, issue and administer Plans in the service areas covered by this Agreement by the applicable regulatory authority (“License”); (b) it will not lose such License involuntarily during the course of this Agreement; (c) it is, and will remain throughout the term of this Agreement, substantially in compliance with all applicable Federal and state laws and regulations related to this Agreement and the services to be provided under this Agreement; including without limitation, any applicable prompt payment statutes and regulations or capital reserve requirements; provided however, that for the purposes of (b) and (c), Group and Participating Group Providers will have no basis for termination to the extent that such action does not impact the obligations of Company under this

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Agreement; (d) this Agreement has been executed by its duly authorized representative; and (e) executing this Agreement and performing its obligations under this Agreement shall not cause Company to violate any term or covenant of any other agreement or arrangement now existing or subsequently executed.

3.3	Company’s Insurance.

Company at its sole cost and expense agrees to procure and maintain such policies of general and/or professional liability and other insurance (or maintain a self-insurance program) as shall be necessary to insure Company and its employees against any claim or claims for damages arising by reason of personal injuries or death occasioned directly or indirectly in connection with the performance of any service by Company under this Agreement and the administration of Plans.

4.0	CLAIMS SUBMISSIONS, COMPENSATION AND MEMBER BILLING

4.1	Claim Submission and Payment.

4.1.1	Obligation to Submit Claims. Group agrees to submit Clean Claims for non-capitated services to Company for Provider Services rendered to Members by Participating Group Providers. With respect to Government Programs, Group agrees to submit claim and risk adjustment data related to a Member enrolled in a Government Program in the form and manner as specified by Company, Group certifies that any such data is accurate, complete and truthful. Group and Participating Group Providers will make best commercial efforts to submit a minimum of eighty-five percent (85%) of its Member claims electronically to Company. Group and Participating Group Providers represent that, where necessary, they have obtained signed assignments of benefits authorizing payment for Providers Services to be made directly to Group. For claims Group submits electronically, Group shall not submit a claim to Company in paper form unless Company fails to pay or otherwise respond to electronic claims submission in accordance with the time frames required under this Agreement or applicable law or regulation. Group agrees that Company, or the applicable Plan Sponsor, will not be obligated to make payments for billings received more than one hundred and twenty (120) days from (a) the date of service or, (b) the date of receipt of the primary payer’s explanation of benefits when Company is the secondary payer. This limit is ninety-five (95) days for Medicaid and CHIP plans. Except for Medicaid and CHIP plans, this limitation will be waived in the event Group provides notice to Company, along with appropriate evidence, of extraordinary circumstances outside the control of Group that resulted in the delayed submission. In addition, unless Group notifies Company of any payment disputes within one hundred eighty (180) days, or such longer time as required by applicable state law or regulation, of receipt of payment from Company, such payment will be considered full and final payment for the related claims. Except as otherwise required under applicable Federal, or state law or regulation, or a Plan, if Group does not bill Company or plan Sponsors, or disputes any payment, timely as provided in this Section 4.1.1, Group’s claim for payment will be deemed waived and Group will not seek payment form Plan Sponsors, Company or Members. Group shall pay on a timely basis all employees, independent contractors and subcontractors who render Covered Services to Members of Company’s Medicare/Medicaid Plans for which Group is financially responsible pursuant to this Agreement.

Group agrees to permit rebundling to the primary procedure those services considered part of, incidental to, or inclusive of primary procedure and to allow Company to make other adjustments for inappropriate billing or coding (e.g., duplicative procedures or claim submissions, mutually exclusive procedures, gender/procedure mismatches, age/procedure mismatches). To the extent Group is billing on a CMS 1500, as of the Effective Date, in performing rebundling and making adjustments for inappropriate billing or coding, Company utilizes a commercial software package (as modified by Company for all Participating Providers in the ordinary course of Company’s business) which commercial software package relies upon Medicare/Medicaid and other industry standards in the development of its rebundling logic.

4.1.2	Company Obligation to Pay Covered Services. Company agrees to: (a) pay Group for Covered Services rendered to members of Full Risk Plans. and (b) notify Plan Sponsors to forward payment to

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Company for payment to Group Covered Services rendered to a Plan Sponsor’s Members by Participating Group Providers. Such payment shall be made as follows: (a) for capitated services Group shall be paid according to the Physician Compensation Model as described in the Services and Compensation Schedule; (b) for non-capitated services: the lesser of (i) Participating Group Provider’s usual, customary and reasonable (ucr) billed charges; (ii) the rates set forth in the Services and Compensation Schedule; or (iii) the fee schedule then in effect as applicable to such Member’s Plans. Payment for such non-capitated services shall be made within thirty (30) days (or such shorter time as required by applicable law or regulation) of actual receipt by Company of a Clean Claim. Except for capitated services, in the event Company fails to pay Clean Claims within forty-five (45) days (or such shorter time as required by applicable law or regulation) of receipt, Company shall pay a penalty as required by applicable law or regulation. In relation to Full Risk Plans, if applicable law or regulation does not require a penalty for Company’s failure to pay a clean claim within the time period required by applicable law or regulation, then Group and Participating Group Providers shall not be entitled to billed charges or any penalty. Group and Participating Group Providers shall not be entitled to billed charges or any penalty for claims submitted in relation to Plan Sponsor Plans. (Plan Sponsor Plans are not Full Risk Plans.) The receipt date for claims will be determined in accordance with applicable law or regulation.

Except as otherwise required under applicable Federal, or state law or regulation, or a Plan, if Company pays a claim and afterwards either–

4.1.2.1	Company discovers a possible underpayment to Group within the time period for Group to dispute payments stated in Section 4.1.1, or

4.1.2.2	Group discovers a possible underpayment to Group and gives prompt notice to Company within the time period for Group to dispute payments stated in section 4.1.1 above, then Company shall review the claim within forty-five (45) days of Company’s discovery or Participating Group Provider or Group’s notice, and shall pay any eligible unpaid portion of the claim. In relation to Full Risk Plans. If applicable law or regulation does not require a penalty for Company’s failure to pay a clean claim within the time period required by applicable law or regulation, then Group and Participating Group Provider shall not be entitled to billed charges or any penalty for a possible underpayment. Group and Participating Group Provider shall not be entitled to billed charges or any penalty for possible underpayment for claims submitted in relation to Plan Sponsor Plans. (Plan Sponsor Plans are not Full Risk Plans.) When required, Company shall comply with all applicable statutes and rules pertaining to prompt payment of clean claims, including Texas Insurance Code Sections 1301.101-1301.109, Sections 1301.131-1301.138, Sections 843.336–843.353, and 28 Texas Administrative Code Sections 21.2801-21.2826, with respect to payment to a Participating Provider for Covered Services that are rendered to Members.

In accordance with applicable law and regulation; including but not limited to Texas Insurance Code Section 1301.136 and Sec. 843.321:

(1)	Group may request a description and copy of the coding guidelines, including any underlying bundling, recoding, or other payment process and fee schedules applicable to specific procedures that the Group will receive under the contract;

(2)	Company or Company’s agent will provide the coding guidelines and fee schedules not later than the 30th day after the date the Company receives the request;

(3)	Company or Company’s agent will provide notice of changes to the coding guidelines and fee schedules that will result in a change of payment to Group not later than the 90th day before the date the changes take effect and will not make retroactive revisions to the coding guidelines and fee schedules;

(4)	The contract may be terminated by Group on or before the 30th day after the date Group receives information requested under this subsection without penalty or discrimination in participation in other health care products or plans;

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(5)	Group shall only use or disclose the information for the purpose of practice management, billing activities, and other business operations; and disclose the information to a governmental agency involved in the regulation of health care or insurance;

(6)	Company shall, on request of Group, provide the name, edition, and model version of the software that Company uses to determine bundling and unbundling of claims.

Group and Participating Group Providers will make best commercial efforts to utilize online explanation of benefits or electronic remittance of advice (or combination thereof) and electronic funds transfer in lieu of receiving paper equivalents. While Company may pay claims on behalf of Plan Sponsors, Group, Participating Group Providers and Company acknowledge that Company has no legal responsibility for the payment of such claims for Covered Services rendered to a Plan Sponsor’s Members; provided, however, that Company agrees to reasonably assist Group as appropriate in collecting any such payments. Where there is a Plan Sponsor, Company shall have no obligation to pay Group and Participating Group Providers in the event the Plan Sponsor or member fails to pay Group or Participating Group Providers. Company represents that it exercises commercially reasonable due diligence prior to entering into agreements with Plan Sponsors. Company represents that its agreements with Plan Sponsors require that such Plan Sponsor make funds available to allow Company to reimburse participating providers for Covered Services provided to Members enrolled in the applicable self-funded plan. In the event that a Plan Sponsor fails to make funds available to Company to pay for Covered Services, Company will act promptly in accordance with its policies to and its relationship with that Plan Sponsor, unless prohibited from doing so by applicable law or order of court. Except as otherwise required under applicable Federal, or state law or regulation, or a Plan, Company may, from time to time, notify Group of overpayments to Group and Group agrees to the return of any such overpayment or payment made in error (e.g., a duplicate payment or payment for services rendered by a Participating Group Provider to a patient who was not a Member) within forty-five (45) days. In the event Group and Participating Group Providers fail to return overpayments within forty-five (45) days of receipt, upon written notice from Company of such event, Group and Participating Group Providers shall pay a contracted penalty of 1.0% per month simple interest on the eligible, unrepaid portion of such overpayment, beginning on the forty-sixth (46th) day after receipt of notice of such overpayment(s). If the overpayment request is mailed, the Group and Participating Group Provider’s receipt date will be the fifth (5th) calendar day following the postmark date, Company shall not be entitled to collect any other penalty, charge or fee, for Group and Participating Group Provider’s failure to return overpayment of claims under any Full Risk Plans, Company shall not be entitled to the contracted penalty for overpayments submitted in relation to Plan Sponsor Plans. In the event Company is unable to secure the return of any such payment within such reasonable time, Company reserves the right to offset such payment against any other monies due to Group under this Agreement provided Company has delivered to Group at least ten (10) days prior written notice and Group has otherwise failed to return such payment to Company. To the extent, if any, that the compensation under certain Plans is in the form of capitation payments or a case-based rate methodology, Group acknowledges the financial risks to Group of this arrangement and has made an independent analysis of the adequacy of this arrangement. Group, therefore, agrees and covenants not to bring any action asserting the inadequacy of these arrangements or that Group was in any way improperly induced by Company to accept the rate of payment, including but not limited to, causes of actions for damages, rescission or termination alleging fraud or negligent misrepresentation or improper inducement. Company may propose changes in the capitation rate or the Services and Compensation Schedule upon ninety (90) days written notice to Group. If Group is compensated in the form of capitation payments, said payments shall begin and selection of a primary care physician by a member shall be in accordance with applicable state law. Furthermore, to the extent that the compensation under certain Plans is in the form of capitation payments or a case-based methodology and Participating Group Provider utilizes the services of a Covering Physician, Group agrees to hold Company. Affiliates, Sponsors, Members and Payers harmless against any and all claims by such Covering Physician related to or arising out of Payment for Covered Services rendered to Members Group understands that if Company makes payment to such Covering Physician under the circumstances described above, Company may offset future capitation or case-rate payments by the amount paid to such Covering Physician. Notwithstanding anything in this Agreement to the contrary, during such time as Physician is a member of a Group, Physician agrees to seek compensation solely

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from Group for those Covered Services provided to Members and for which Group is compensated by Company on behalf of Group, and Group and Participating Group Providers shall in no event bill Company, applicable Affiliates Plan Sponsors or Members for any such Covered Services (except for the collection of Copayments, Coinsurance, Deductibles in accordance with Section 4.3.1).

If capitation applies, Company will comply with the requirements described in Texas Insurance Code Sections 843.315 and 843.316.

In accordance with Texas Insurance Code Sections 843.323 and 1301.0641, Company’s clearinghouse may not refuse to process or pay an electronically submitted clean claim because the claim is submitted together with or in a batch submission with a claim that is not a clean claim.

4.1.3	Group’s Payment to Participating Group Providers. Group shall be financially responsible for payment to all Participating Group Providers who render Covered Services to Members. Group shall require all Participating Group Providers who render such services to look solely to Group for payment. In addition, Group shall be financially responsible for payment to any other Providers who render Covered Services to Members when Group has been compensated on a capitated basis, if any, for such services. Group shall pay on a timely basis all Participating Group Providers and other Providers who render Covered Services for which Group is financially responsible hereunder. Company shall forward any claims it receives for payment for such services to Group. Company reserves the right to pay, or to instruct Payers to pay, any Participating Physician or other provider for Covered Services for which Group is financially responsible and for which a valid, undisputed invoice, or portion thereof, is outstanding for more than fourteen (14) days beyond its due date, except that Company need not wait fourteen (14) days if Group has engaged in a pattern of late payments in the past. Company may deduct any such payments from any and all amounts due and payable to Group hereunder.

4.1.4	Utilization Management. Company utilizes systems of utilization review/quality improvement/peer review to promote adherence to accepted medical treatment standards and to encourage Participating Providers to minimize unnecessary medical costs consistent with sound medical judgment. To further this end, Participating Group Providers agree, consistent with sound medical judgment:

(a)	To participate, as requested, and to abide by Company’s utilization review, patient management quality improvement programs, and all other related programs (as modified from time to time) and decisions with respect to all Members to other providers.

(b)	To comply with Company’s pre-certification and utilization management requirements for all elective admissions and other Covered Services.

(c)	To regularly interact and cooperate with Company’s nurse case managers, medical directors, and other related Company staff.

(d)	If applicable, to utilize Participating Group and Participating Group Providers to the fullest extent possible, consistent with sound medical judgment.

(e)	To abide by all Company’s credentialing criteria and procedures, including site visits, if applicable, and medical chart reviews, and to submit to these processes biannually, annually, or otherwise, when applicable.

(f)	If applicable, to obtain advance authorization from Company prior to any non-emergency admission. In cases where a Member requires an emergency hospital admission, Group and Participating Group Providers shall notify as soon as is reasonable, but in no event later than the next business day. Both of these requirements shall be in accordance with Company’s Policies than in effect at the time the services were rendered. Failure to notify Company shall result in denial of payment.

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Except when a Member requires Emergency Services, Group and Participating Group Providers agree to comply with any applicable precertification and/or referral requirements under the Member’s Plan prior to the provision of Provider Services. Group and Participating Group Providers agree to notify Company of all admissions of Members, and of all services for which Company requires notice, upon admission or prior to the provision of such services. For those Members who require services under a Specialty Program, Group and Participating Group Providers agree to work with Company in transferring the Member’s care to a Specialty Program Provider. Provider may find the majority of such policies in the Health Care Professional Toolkit, and on Company’s website, as they may be revised from time to time.

4.2	Coordination of Benefits.

Group and Participating Group Providers shall retain in his/her records updated information for a Member concerning other health benefit plan coverage and to provide the information to Company on the form described by applicable law or regulation, and if a form is not described by applicable law or regulation, in the manner specified by Company. Except as otherwise required under applicable Federal, state law or regulation or a Plan, (a) when Company and Group agree that Company or a Plan Sponsor, as the case may be, is the primary payer under applicable coordination of benefit principles. Company or such Plan Sponsor agrees to pay in accordance with this Agreement, and (b) when Company or a Plan Sponsor is secondary under said principles, and payment from the primary payer is less than the compensation payable under this Agreement without coordination of benefits, then Company or Plan Sponsor will pay Group the amount of the difference between the amount paid by the primary payer and the compensation payable under this Agreement, absent other sources of payment; provided, however, that if payment from this primary payer is greater than or equal to the compensation payable under this Agreement without coordination of benefits, neither Company, Plan Sponsor nor the applicable Member (in accordance with Section 4.3.2 below) shall have any obligation to Group. Notwithstanding anything to the contrary in this section, in no event shall Group collect more than Medicare allows if Medicare is the primary payer. Medicaid is never the primary payer.

4.3	Member Billing.

4.3.1	Permitted Billing of Members. Group may bill or charge Members only in the following circumstances: (a) applicable Copayments, Coinsurance and/or Deductibles not collected at the time that Covered Services are rendered; (b) individuals were not Members at the time that services were rendered; (c) a Plan Sponsor becomes insolvent or otherwise fails to pay Group in accordance with applicable Federal law or regulation (e.g., ERISA) provided that Group has first exhausted all reasonable efforts to obtain payment from the Plan Sponsor, however, this Section 4.3.1 (b) is not applicable to Medicaid Members; and (d) services that are not Covered Services only if: (i) the Member’s Plan provides and/or Company confirms that the specific services are not covered; (ii) the Member was advised in writing prior to the services being rendered that the specific services may not be Covered Services; and (iii) the Member agreed in writing to pay for such services after being so advised. Group acknowledges that Company’s denial or adjustment of payment to Group based on Company’s performance of utilization management as described in Section 4.1.4 or otherwise is not a denial of Covered Services under this Agreement or under the terms of a Plan, except as required under applicable law or regulation, or if Company confirms otherwise under this Section 4.3. Group may bill or charge individuals who were not Members at the time that services were rendered.

4.3.2

Holding Members Harmless. Group and Participating Group Providers hereby agree that in no event, including, but not limited to the failure, denial or reduction of payment by Company, insolvency of Company or breach of this Agreement, shall Group or Participating Group Providers bill, charge, collect a deposit from, seek remuneration or reimbursement from, or have any recourse (i) against Members or persons acting on their behalf (other than Company) or (ii) any settlement fund or other res controlled by or on behalf of, or for the benefit of, a Member for Covered Services. This provision shall not prohibit collection of Copayments, Coinsurance, Deductibles or other supplemental charges made in accordance with the terms of the applicable Plan. Group and Participating Group Providers further agree that this Section 4.3.2: (a) shall survive the expiration or termination of this Agreement regardless of the cause giving rise to termination and shall be construed for the benefit of Members;

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and (b) supersedes any oral or written contrary agreement or waiver now existing or hereafter entered into between Group and Participating Group Providers and Members or persons acting on their behalf.

Any modifications, additions, deletions to the provisions of this clause shall become effective on a date no earlier than ninety (90) days after notice to Group of any such modification, addition, or deletion to the provisions of this clause, and no earlier than fifteen (15) days after the Commissioner of Insurance has received written notice of such proposed changes.

To protect Members, Group and Participating Group Providers agree not to seek or accept or rely upon waivers of the Member protections provided by this Section 4.3.

5.0	COMPLIANCE WITH POLICIES

5.1	Policies.

Group and Participating Group Providers agree to accept and comply with Policies of which Group knows or reasonably should have known (e.g., Clinical Policy Bulletins or other Policies made available to Group and Participating Group Providers). Group and Participating Group Providers will utilize the electronic real time HIPAA compliant transactions, including but not limited to, eligibility, precertification and claim status inquiry transactions. Provider may find the majority of such policies in the Health Care Professional Toolkit, and on Company’s website, as they may be revised from time to time. Company may at any time modify Policies. Company will provide ninety (90) days prior notice by letter, newsletter, electronic mail or other media, of Material Changes. If Group objects to the Material Change, the Group shall provide written notice to Company and may request that the Parties negotiate in good faith an appropriate amendment to this Agreement. if the parties are unable to negotiate any such amendment not more than thirty (30) calendar days after receipt of a Material Change and Group provides notice of termination of this Agreement not more than thirty (30) calendar days after a Material Change, then this Agreement shall terminate coincident with the effective date of the Material Change. In the event that Group reasonably believes that a Material Change is likely to have a material adverse financial impact upon Group, Group agrees to notify Company, specifying the specific bases demonstrating a likely material adverse financial impact, and the Parties will negotiate in good faith an appropriate amendment, if any, to this Agreement. Group and Participating Group Providers agree that noncompliance with any requirements of this Section 5.1 or any Policies will relieve Company or Plan Sponsors and Members from any financial liability for the applicable portion of the Provider Services. In addition, Group and Participating Group Providers shall participate in Company’s preventive care program or implement an effective preventive care program consistent with Company’s criteria and policies, for which Group and Participating Group Providers shall be compensated in accordance with the rates set forth in the Services and Compensation Schedule.

5.2	Notices and Reporting.

To the extent neither prohibited by law nor violative of applicable privilege, Group and Participating Group Providers agree to provide notice to Company, and shall provide all information reasonably requested by Company regarding the nature, circumstances, and disposition, of (a) any litigation brought against Group and Participating Group Providers or any of its employees or affiliated providers which is related to the provision of health care services and could have a material impact on the Provider Services provided to Members; (b) comply with any Company requirements regarding reporting of self-referrals, loss of licensure or accreditation, and claims by governmental agencies or individual regarding fraud, abuse , self-referral, false claims, or kickbacks; and (c) any material change in services provided by Group and Participating Group Providers or licensure status related to these services. Group agrees to use best efforts to provide Company with prior notice of, and in any event will provide notice as soon as reasonably practicable notice of, any actions taken by or against Group or Participating Group Providers described in this Section 5.2.

5.3	Information and Records.

5.3.1

Maintenance of Information and Records. Group and Participating Group Providers agree (a) to maintain Information and Records (as such terms are defined in Section 5.3.2) in a current, detailed, organized and comprehensive manner and in accordance with customary medical practice, applicable

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Federal and state laws, and accreditation standards; (b) that all Member medical records and Confidential Information shall be treated as confidential and in accordance with applicable laws; (c) to maintain such Information and Records for the longer of six (6) years after the last date Provider Services were provided to Member, or the period required by applicable law. This Section 5.3.1 shall survive the termination of this Agreement, regardless of the cause of the termination.

5.3.2	Access to Information and Records. Group and Participating Group Providers agree that (a) Company (including Company’s authorized designee) and Plan Sponsors shall have access to all data and information obtained, created or collected by Group and Participating Group Providers related to Members and necessary for the evaluation of and payment of claims, including without limitation Confidential Information (“Information”); (b) Company (including Company’s authorized designee), Plan Sponsors and Federal, state, and local governmental authorities and their agents having jurisdiction, upon request, shall have access to all books, records and other papers (including, but not limited to, contracts, medical and financial records and physician incentive plan information) and information relating to this Agreement and to those services rendered by Participating Group Providers to Members (“Records”); (c) consistent with the consents and authorizations required by Section 2.11 hereof, Company or its agents or designees shall have access to medical records for the purpose of assessing quality of care, conducting medical evaluations and audits, and performing utilization management functions; (d) as required by Texas law, Company conducts quality assessment through a panel of at least three (3) Participating Providers; (c) applicable Federal and state authorities and their agents shall have access to medical records for assessing the quality of care or investigating Member grievances or complaints; and (f) Members shall have access to their health information as required by 45 C.F.R § 164.524 and applicable state law, be provided with an accounting of disclosures of information when and as required by 45 C.F.R § 164.528 and applicable state law, and have the opportunity to amend or correct the information as required by 45 C.F.R. § 164.526 and applicable state law. Group and Participating Group Provider agree to supply copies of Information and Records within fourteen (14) days of the receipt of a request, where practicable, and in no event later than the date required by any applicable law or regulatory authority, Subject to the provisions of this section as well as other provisions of this Agreement, Company confirms that, as between Company and Group and Participating Group Providers, Group and Participating Group Providers owns Group and Participating Group Providers’ medical records. This Section 5.3.2 shall survive the termination of this Agreement, regardless of the cause of termination.

5.3.3	Government Requirements Regarding Records for Medicare Members. In addition to the requirements of Sections 5.3.1 and 5.3.2, with respect to Medicare Plans, Group and Participating Group Providers agree to maintain Information and Records (as those terms are defined in Section 5.3) for the longer of: (i) ten (10) years from the end of the final contract period of any government contract of Company, (ii) the date the U.S. Department of Health and Human Services (“HHS”), the U.S. Comptroller General, or their designees complete an audit, or (iii) the period required by applicable laws, rules or regulations. Group and Participating Group Providers further agree that, with respect to Medicare Plans, Company and Federal, state and local government authorities having jurisdiction, or their designees, upon request, shall have access to all Information and Records, and that this right of inspection, evaluation and audit of Information and Records shall continue for the longer of (i) ten (10) years from the end of the final contract period of any government contract of Company. (ii) the date HHS, the U.S. Comptroller General, or their designee complete an audit, or (iii) the period required by applicable laws, rules or regulations. This Section 5.3.3 shall survive the termination of this Agreement, regardless of the cause of termination.

5.4	Quality, Accreditation and Review Activities.

Group and Participating Group Providers agree to cooperate with any Company quality activities or review of Company or a Plan conducted by the National Committee for Quality Assurance (NCQA) or a Federal or state agency with authority over Company and/or the Plan, as applicable.

5.5	Proprietary Information.

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5.5.1	Rights and Responsibilities. Each Party agrees that the Proprietary Information of the other Party is the exclusive property of such Party and that each Party has no right, title or interest in the Proprietary Information. Each Party agrees to keep the Proprietary Information and this Agreement strictly confidential and agrees not to disclose any Proprietary Information or the contents of this Agreement to any third party without the other Party’s consent, except (i) to governmental authorities having jurisdiction, (ii) in the case of Company’s disclosure to Members, Plan Sponsors, consultants or vendors under contract with Company, and (iii) in the case of Participating Group Providers’ disclosure to Members for the purposes of advising Members of potential treatment options and costs. Except as otherwise required under applicable Federal or state law, each Party agrees to not use any Proprietary Information of the other Party, and at the request of the other Party to this Agreement, return any Proprietary Information upon termination of this Agreement for whatever reason. Notwithstanding the foregoing, Participating Group Providers are encouraged to discuss Company’s provider payment methodology with patients, including descriptions of the methodology under which the Group or Participating Group Providers are paid. In addition, Participating Group Providers may freely communicate with patients about their treatment options, regardless of benefit coverage limitations. This Section 5.5.1 shall survive the termination of this Agreement for one (1) year, regardless of the cause of termination.

6.0	TERM AND TERMINATION

Prior to termination initiated by Company and in accordance with applicable State law, Company shall provide a written explanation of the reason(s) for termination, and upon request before the effective date, Group or Participating Group Providers shall be entitled to a review by an advisory panel.

6.1	Term.

This Agreement shall be effective for an initial term (“Initial Term”) of one years(s) from the Effective Date, and thereafter shall automatically continue for additional terms of one (1) year each, unless and until terminated in accordance with this Article 6.0.

6.2	Termination without Cause.

This Agreement may be terminated by either Party with at least ninety (90) days prior written notice to the other Party; and in accordance with such procedures as are applicable at the time of such termination.

6.3	Termination for Breach.

This Agreement may be terminated at any time by either Party upon at least ninety (90) days prior written notice of such termination to the other Party upon material default or substantial breach by the other Party of one or more of its obligations under this Agreement, unless such material default or substantial breach is cured within ninety (90) days of the notice of termination; provided, however, if such material default or substantial breach is incapable of being cured within such ninety (90) day period, any termination pursuant to this Section 6.3 will be ineffective for the period reasonably necessary to cure such breach if the breaching party has taken all steps reasonably capable of being performed within such ninety (90) day period. Furthermore, Company may terminate the status of any Participating Group Provider as a Participating Provider for default or breach of said Participating Group Provider’s obligations hereunder upon at least ninety (90) days notice to said Participating Group Provider, unless such default or breach is cured within the notice period. Notwithstanding the foregoing, the effective date of such termination may be extended pursuant to Section 6.6 herein.

6.4	Immediate Termination or Suspension.

Company may immediately terminate this Agreement or, where applicable, the status of any Participating Group Provider as a Participating Provider, at Company’s discretion at any time, due to any of the following events: (a) the suspension, withdrawal, expiration, revocation or non-renewal of any Federal, state or local license, certificate or other legal credential authorizing Group and/or Participating Group Providers to practice medicine: (b) a suspension or revocation of a Participating Group Provider’s DEA certification or other right to prescribe controlled substances; (c) an indictment, arrest or conviction of a felony or for any criminal charge related to or in any way impairing Group’s and Participating Group Provider’s ability to provide Provider Services to Members; (d) the loss or material limitation of Group’s or Participating Group

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Provider’s insurance under Section 2.5 of this Agreement; (e) the debarment or suspension of Group or Participating Group Providers from participation in any governmental sponsored program, including, but not limited to, Medicare or Medicaid; (f) the listing of Group or Participating Group Providers in the Healthcare Integrity and Protection Data Bank (“HIPDB”); (g) change of control of Group to an entity directly in competition with Company; (h) any false statement or material omission of Participating Group Provider in the participation application and/or confidential information forms and all other requested information, as determined by Company in its sole discretion; (i) any adverse action with respect to Participating Group Provider’s hospital staff privileges; or (j) a determination by Company that Group or Participating Group, Provider’s continued participation in provider networks could result in harm to Members. To protect the interests of patients, including Members, Group and/or Participating Group Providers will provide immediate notice to Company of any of the events described in this Section 6.4, including notification of impending bankruptcy.

6.5	Obligations Following Termination.

Following the effective date of any expiration or termination of this Agreement or any Plan, Group and Participating Group Providers and Company will cooperate as provided in this Section 6.5. This Section 6.5 shall survive the termination of this Agreement, regardless of the cause of termination.

6.5.1	Upon Termination. Upon expiration or termination of this Agreement for any reason, other than termination by Company in accordance with Section 6.4 above, Group and Participating Group Providers agree to provide Provider Services at Company’s discretion to: (a) any Member under a Participating Group Providers, care, who at the time of the expiration or termination is a registered bed patient at a Participating Facility until such Member’s discharge or Company’s orderly transition of such Member’s care to another provider; and (b) any Member within the six month timeframe of a Period of Time Payment, upon request of such Member or the applicable Plan Sponsor.

If applicable, Company shall reimburse Group and Participating Group Providers for Covered Services to any Member of special circumstance, such as a person who has a disability, acute condition, or life-threatening illness or is past the twenty-fourth week of pregnancy. “Special circumstances” means a condition such that Group or Participating Group Providers reasonably believes that discontinuing care by Group and Participating Group Providers could cause harm to the patient. The special circumstance shall be identified by Group and Participating Group Providers, who must request that the Member be permitted to continue treatment under Group and Participating Group Provider’s care and agree not to seek payment from the patient of any amounts for which the Member would not be responsible if Group and Participating Group Providers were still a Participating Provider. This subsection does not extend the obligation of Company to reimburse the terminated Group and Participating Group Provider for ongoing treatment of a Member beyond the 90th day after the effective date of termination, or beyond nine months in the case of a Member who at the time of the termination has been diagnosed with a terminal illness, except that the obligation to reimburse a Member who at the time of the termination is past the 24th week of pregnancy, extends through delivery of the child, immediate postpartum care, and the follow-up checkup within the first six weeks of delivery.

The terms of this Agreement, including the Services and Compensation Schedule shall apply to all services under this Section 6.5.1

6.5.2	Upon Insolvency or Cessation of Operations. If this Agreement terminates as a result of insolvency or cessation of operations of Company, and as to Members of HMOs that become insolvent or cease operations, then in addition to other obligations set forth in this section, Group and Participating Group Providers shall continue to provide Provider Services to; (a) all Members for the six month period for which the Period of Time Payment has been paid; and (b) Members confined in an inpatient facility on the date of insolvency or other cessation of operations until medically appropriate discharge. This provision shall be construed to be for the benefit of Members. No modification of this provision shall be effective without the prior written approval of the applicable regulatory agencies.

6.5.3	Obligation to Cooperate. Upon notice of expiration or termination of this Agreement or of a Plan, Group and Participating Group Providers, if applicable, shall cooperate with Company and comply

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with Policies in the transfer of Members to other providers. Upon notice of expiration or termination of this Agreement or of a Plan, Group and Participating Group Providers, upon the direction of Company and in accordance with applicable state law, shall provide reasonable advance notice to Members currently under treatment by Group and Participating Group Providers of the impending termination.

6.5.4	Obligation to Notify Members. Upon notice of termination of this Agreement or of a Plan, Company shall provide reasonable advance notice of the impending termination to Members of Plans currently under the treatment of Group and/or Participating Group Provider, or in the event of immediate termination, as soon as practicable after termination.

6.6	Obligations During Dispute Resolution Proceedings.

In the event of any dispute between the Parties in which a Party has provided notice of termination under Section 6.3 and the dispute is required to be resolved or is submitted for resolution under Article 8.0 below, the termination of this Agreement shall be stayed and the Parties shall continue to perform under the terms of this Agreement until the final resolution of the dispute.

7.0	RELATIONSHIP OF THE PARTIES

7.1	Independent Contractor Status.

The relationship between Company and Group, as well as their respective employees and other agents, is that of independent contractors, and neither shall be considered an agent or representative of the other Party for any purpose, nor shall either hold itself out to be an agent or representative of the other for any purpose. Company and Group will each be solely liable for its own activities and those of its employees and other agents, and neither Company nor Group will be liable in any way for the activities of the other Party or the other Party’s or employees or other agents arising out of or in connection with: (a) any failure to perform any of the agreements, terms, covenants or conditions of this Agreement; (b) any negligent act or omission or other misconduct; (c) the failure to comply with any applicable laws, rules or regulations; or (d) any accident, injury or damage. Group and Participating Group Providers acknowledge that all Member care and related decisions are the responsibility of Participating Group Providers and that Policies do not dictate or control a Participating Group Providers’ clinical decisions with respect to the care of Members. In particular, medical necessity decisions are for compensation purposes only, and do not direct or limit the advice or care which Group or Participating Group Provider can or should provide in Physician’s sole medical judgment. Group agrees to indemnify and hold harmless the Company from any and all claims, liabilities and third party causes of action arising out of the Participating Group Providers’ provision of care to Members. Notwithstanding anything else in this section or this Agreement to the contrary, nothing shall require Group and Participating Group Providers to indemnify and hold harmless the Company from any and all claims, liabilities and third party causes of action arising out of the Company’s administration of Plans. This provision shall survive the expiration or termination of this Agreement, regardless of the reason for termination.

7.2	Use of Name.

Group and Participating Group Providers consent to the use of Group’s and Participating Group Provider’s names and other identifying and descriptive material in provider directories of Company in all formats, including, but not limited to, electronic media. Except as set forth in the preceding sentence, neither Party may use the names, logos, trademarks or service marks of the other Party in marketing materials or otherwise, except upon receipt of such Party’s prior written consent, which shall not be unreasonably withheld. Company shall use best efforts to expedite such approvals.

7.3	Interference with Contractual Relations.

Group and Participating Group Providers shall not engage in activities that will cause Company to lose existing or potential Members, including but not limited to: (a) advising Company customers. Plan Sponsors or other entities currently under contract with Company to cancel, or not renew said contracts; (b) impeding or otherwise interfering with negotiations which Company is conducting for the provision of health benefits or Plans; or (c) using or disclosing to any third party membership lists acquired during the term of this

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Agreement for the purpose of soliciting individuals who were or are Members or otherwise to compete with Company. Nothing in this Section 7.3 is intended or shall be deemed to restrict (i) any communication between a Participating Group provider and a Member, or a party designated by a member, determined by participating Group provider to be necessary or appropriate for the diagnosis and care of the Member and otherwise in accordance with Section 5.51; or (ii) notification of participation status with other HMOs or insures. This section shall continue to be in effect for a period of one (1) year after the expiration or termination of this Agreement.

8.0	DISPUTE RESOLUTION

8.1	Member Grievance Dispute Resolution.

Group and Participating Group providers agree to (a) cooperate with and participate in Company’s applicable appeal, grievance and external review procedures (including, but not limited to, medical necessity appeals and expedited appeals procedures) for Members, (b) provide Company with the information necessary to resolve same, and (c) abide by decisions of the applicable appeals, grievance and review committees. As required by State law, Group and Participating Group Provider’s, if applicable, shall post in Physician’s office a notice to Members on the process for resolving complaints with Company including the Department of Insurance toll-free number for filing complaints. Company shall not terminate or refuse to renew this Agreement or otherwise retaliate against Group or Participating Group Provider because Group and Participating Group Provider reasonably filed a complaint or an appeal on behalf of a Member.

8.2	Physician Dispute Resolution.

Company shall provide an internal mechanism under which Group any raise issues, concerns, controversies or claims regarding the obligations of the Parties under this Agreement. Group shall exhaust this internal mechanism for any contractual disputes prior to instituting any arbitration or other permitted legal proceeding. Discussions and negotiations held pursuant to this Section 8.2 shall be treated as inadmissible compromise and settlement negotiations for purposes of applicable rules of evidence.

8.3	Arbitration.

Any controversy or claim arising out of or relating to this Agreement including the breach, termination, or validity of this Agreement, except for temporary, preliminary, or permanent injunctive relief or any other form of equitable relief, shall be settled by binding arbitration administered by the American Arbitration Association (“AAA”) and conducted by three (3) arbitrators in accordance with the AAA’s Commercial Arbitration Rules (“Rules”). Except as modified by this Section 8.3, the arbitration shall be governed by the Federal Arbitration Act, 9 U.S.C. §§ 1-16, to the exclusion of state laws inconsistent with the Federal Arbitration Act, 9 U.S.C. §§1-16 or that would produce a different result, and judgment on the award rendered by the arbitrator may be entered by any court having jurisdiction of the claim or controversy at issue. Except as may be required by law or to the extent necessary in connection with a judicial challenge, or enforcement of an award, neither a party nor the arbitrator may disclose the existence, content, record or results of an arbitration. Fourteen (14) calendar days before the hearing, the parties will exchange and provide to the arbitrator (a) a list of witnesses they intend to call (including any experts) with a short description of the anticipated direct testimony of each witness and an estimate of the length thereof, and (b) premarked copies of all exhibits they intend to use at the hearing. At the request of a party in any arbitration in which any disclosed claim or counterclaim exceeds $250,000, the Arbitrator may also order pre-hearing discovery by desposition upon good cause shown. Such depositions shall be limited to a maximum of three (3) per Party and shall be limited to a maximum of six (6) hours’ duration each. The arbitrator may award only monetary damages in accordance with this Agreement.

8.4	Arbitration Solely Between Parties; No Consolidation or Class Action.

Any arbitration or other proceeding related to a dispute arising under this Agreement shall be conducted solely between the parties. Neither Party shall request, nor consent to any request, that their dispute be joined or consolidated for any purpose, including without limitation any class action or similar procedural device, with any other proceeding between such Party and any third party.

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9.0	MISCELLANEOUS

9.1	Amendments.

This Agreement constitutes the entire understanding of the Parties hereto and no changes, amendments or alterations shall be effective unless signed and agreed to by duly authorized representatives of both Parties, except as expressly provided herein. Notwithstanding the foregoing, at Company’s discretion, Company may amend this Agreement upon written notice, by letter, newsletter, electronic mail or other media, to comply with applicable law or regulation, or any order or directive of any governmental agency.

9.2	Waiver.

The waiver by either Party of breach or violation of any provision of this Agreement shall not operate as or be construed to be a waiver of any subsequent breach of this Agreement. To be effective, all waivers must be in writing and signed by an authorized officer of the Party to be charged. Group waives any claims or cause of action for fraud in the inducement or execution related hereto.

9.3	Governing law.

Unless otherwise provided for, this Agreement shall be governed in all respects by the laws of the State of Texas which exist not only at the time of this Agreement, but also includes any recodification and amendments to existing law as well as the future enactment of any new statutes and regulations by the State of Texas. The effective date of any recodification, any amendments to existing law as well as the future enactment of any new statutes and regulations by the State of Texas is the date stated by the Legislature, unless the Legislature specifies that the effective date of any such change in law or regulation to be the renewal date of this Agreement.

9.4	Liability.

Notwithstanding Section 9.3, either Party’s liability, if any, for damages to the other party for any cause whatsoever arising out of or related to this Agreement, and regardless of the form of the action, shall be limited to the damaged Party’s actual damages. Neither Party shall be liable for any indirect, incidental, punitive, exemplary, special or consequential damages of any kind whatsoever sustained as a result of a breach of this Agreement or any action, inaction, alleged tortious conduct, or delay by the other Party.

9.5	Severability.

Any determination that any provision of this Agreement or any application thereof is invalid, illegal or unenforceable in any respect in any instance shall not affect the validity, legality and enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provision of this Agreement. Neither Party shall assert or claim that this Agreement or any provision hereof is void or voidable if such Party performs under this Agreement without prompt and timely written objection.

9.6	Successors; Assignment.

This Agreement relates solely to the provision of Provider Services by Group and Participating Group Providers and does not apply to any other organization which succeeds to Group assets, by merger, acquisition or otherwise, or is an affiliate of Group. Neither Party may assign its rights or delegate its duties and obligations under this Agreement without the prior written consent of the other Party, which consent may not be unreasonably withheld. However, Company may assign its rights or delegate its duties and obligations to an Affiliate or successor in interest so long as any such assignment or delegation will not have a material impact upon the rights, duties and obligations of Group.

9.7	Headings.

The headings contained in this Agreement are included for purposes of convenience only, and shall not affect in any way the meaning or interpretation of any of the terms or provisions of this Agreement.

9.8	Notices.

Except for notices pursuant to section 5.2, 6.0,8.0, 9.1, 9.6, and 9.8, a Party may provide notices pursuant to this Agreement by electronic means if the Party receiving notice has a fax number, e-mail address, or both listed below.

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Company fax number: ADD

Provider fax number:

Company e-mail addresses:

Physician e-mail addresses:

All notices given pursuant to sections 5.2, 6.0, 8.0, 9.1, 9.6, and 9.8 shall be effective only if given in writing and sent by overnight delivery service with proof of receipt, or by United States certified mail return receipt requested, to the addresses listed below. If a Party does not provide all other notices pursuant to this Agreement by electronic means, then the Party shall give all other notices by United States mail to the other Party’s address listed below.

To Group at:

WhiteGlove House Call Health

Attn: CFO

5300 Bee Cave Road, Building One, Suite 100

Austin, TX 78746

and to Company at:

Aetna	Aetna
Provider Contract Management	Provider Contract Management
Network Operations – Southwest. Region	Network Operations–Southwest Region
Post Office Box 569440	2777 Stemmons Freeway, #400
Dallas, TX 75356-9440	Dallas, TX 75207

A Party may add, change or delete its addresses for notice by electronic means, and may change its address for notice by delivery and United States mail, by notice in conformity with this section 9.8.

9.9	Remedies.

Notwithstanding Section 8.3 and 9.3, the Parties agree that each has the right to seek any and all remedies at law or equity in the event of breach or threatened breach of Section(s) 5.5, 6.6, and 7.3.

9.10	Force Majeure.

If either Party shall be delayed or interrupted in the performance or completion of its obligations hereunder by any act, neglect or default of the other Party, or by an embargo, war, act of terror, riot, incendiary, fire, flood, earthquake, epidemic or other calamity, or other act of God or of the public enemy, governmental act (including, but not restricted to, any government priority, preference, requisition, allocation, interference, restraint or seizure, or the necessity of complying with any governmental order, directive, ruling or request) then the time of completion specified herein shall be extended for a period equivalent to the time lost as a result thereof. This Section 9.10 shall not apply to either Party’s obligations to pay any amounts owing to the other Party, nor to any strike or labor dispute involving such Party or the other Party.

9.11	Non-Exclusivity.

Except as otherwise provided for in the attached Addendum, this Agreement is not exclusive, and nothing herein shall preclude either Party from contracting with any other person or entity for any purpose. Company makes no representation or guarantee as to the number of Members who may select or be assigned to Group and Participating Group Providers.

9.12	Survival.

In addition to those provisions which by their terms survive expiration or termination of this Agreement (e.g., 4.3.2 and 5.3.1), Sections 1.0, 5.3.2, 5.5, 6.5, 7.3, 8.0 and 9.0 shall survive expiration or termination of this Agreement, regardless of the cause giving rise to expiration or termination of this Agreement.

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9.13	Entire Agreement.

This Agreement, including the Product Participation Schedule, Participation Criteria Schedules, Services and Compensation Schedule, if applicable and any additional attached schedules and Addendum, constitute the complete and sole contract between the Parties regarding the subject matter described above and supersedes any and all prior or contemporaneous oral or written representations, communications, proposals or agreements not expressly included in this Agreement and may not be contradicted or varied by evidence of prior, contemporaneous or subsequent oral representations, communications, proposals, agreements, prior course of dealings or discussions of the Parties. There are no oral agreements between the Parties. Group represents that Group has not relied on any data, financial analysis, reports, notes, proposals, conclusions or projections, whether made orally or in writing, made by Company or any of its representatives, agents, employees or advisors, in connection with negotiation, acceptance, execution or delivery of the Agreement by Group.

9.14	Delegation.

To the extent Company delegates certain functions to Group such delegation shall be governed by a separate delegation agreement which shall be subject to the applicable requirements of Texas Insurance Code, Chapter 1272.

IN WITNESS WHEREOF, the undersigned parties have executed this Agreement by their duly authorized officers, intending to be legally bound hereby.

GROUP		COMPANY

By:	/s/ ROBERT FABBIO	By:	/s/ Dave Roberts

Printed Name:	ROBERT FABBIO	Printed Name:	Dave Roberts

Title:	CEO	Title:	Regional Network Head

Date:	6/4/09	Date:	7-15-09

REIMBURSEMENT ADDRESS:

WHITEGLOVE HOUSE CALL HEALTH

5300 BEE CAVE ROAD, BUILDING ONE, SUITE 100

AUSTIN, TX 78746

MAIN TELEPHONE NUMBER: 512-329-8081

CHIEF EXECUTIVE OFFICER: 512-329-8081

CHIEF FINANCIAL OFFICER: 512-329-8081

BUSINESS OFFICE MANAGER: 512-329-8081

FEDERAL TAX I.D. NUMBER: 20-8913858

WhiteGlove House Call Health, Inc.

ADDENDUM TO THE AGREEMENT

This Addendum which is attached to the Agreement contains the following provisions which Company and Group wish to include in the Agreement:

1) GEOGRAPHIC SCOPE: The Parties agree that Group will serve the greater Austin, Dallas-Fort Worth, Houston, and San Antonio markets (“Initial Service Areas”) for one year from the effective date of the Agreement, unless terminated for any reason by either party with 90 days prior written notice. If the Agreement continues after the initial year period, the Parties agree to make Group available as a network provider in all other Texas cities that Company and Group serve.

2) EFFECTIVE DATE: The Parties agree to use their best efforts to implement Group in the Initial Service Areas as soon as possible but not until such time as Company has determined to its satisfaction that all regulatory, credentialing, operational and other requirements necessary to ensure a successful implementation have been met.

3) JOINT MARKETING: The Parties agree to use best-efforts to work together to put together a marketing and roll-out plan within 30 days from the execution of the Agreement to promote Group’s services to Company’s members in those areas described in the Geographic Scope provision above.

4) EXCLUSIVITY: So long as the Agreement is not terminated between the Parties, Group will agree to not participate in any other new payor’s networks in the Dallas-Fort Worth and Houston markets for six (6) months from the Effective Date of the Agreement. In addition, Group agrees that it will extend the aforementioned exclusivity to other Texas cities outside of the geographic scope defined above for six (6) months, if Company is the first payor to add Group to its network in other Texas cities that Group serves. Group also agrees that it will extend the aforementioned exclusivity to other cities outside of Texas for six (6) months, if Company is the first payor to add Group to its network in cities outside of Texas that Group serves. This exclusivity provision will end twenty-four (24) months after the Effective Date of the Agreement.

5) CREDENTIALING: The Parties agree that all physicians and nurse practitioners of Group will be required to meet Company’s credentialing standards before they are allowed to provide covered services to individuals enrolled or covered in a healthcare benefit plan underwritten or administered by Company (“Member”). Company will use its best efforts to expedite the credentialing process.

6) PAYMENT TERMS AND CONDITIONS:

(A) Period of Time Payment:

Notwithstanding the terms and conditions contained in the Services and Compensation Schedule, the Parties agree that in relation to the first visit for a Member, Company will pay Group [****]. For all subsequent Group visits during the six month period after the date of the first visit, Group will file an electronic claim for each visit using CPT code 99212 and other CPT Codes as applicable for services and supplies provided by [****] Group visits described above include generic prescription medications as more fully described in Attachment A, “Generics Provided by WhiteGlove.”

After the initial six (6) month period described above in paragraph A has elapsed, if a Member should again utilize Group’s services, Group will bill Company, and Company will pay for Group visits during the next six month period in accordance with the reimbursement methodology set forth in paragraph A above regarding the initial visit and subsequent visits. This same reimbursement methodology will be followed by the parties for each subsequent six month period in which a Member utilizes Group’s services. In the event Company overpays Group during a six month period in which a Member has utilized Group’s services, Group agrees to immediately refund such payments, as applicable.

[****] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

WhiteGlove House Call Health, Inc.

(B) Services Included with Group’s Gold Membership: The Parties agree that each Company Member will receive the services Group provides under its Group Gold membership program. Each Company Member shall receive the following Group services beginning on the date the Company Member receives an initial visit from a Group representative for routine medical care:

•	Affordable routine medical care, at work or home, 7 days a week, between 8am to 8pm. This includes face to face medical care, lab draws and generic prescription medications described in Attachment A.

•

Group may also provide at Group’s discretion and upon approval by Members selected services that are not Covered Benefits such as food items, beverages and over-the-counter remedies. Group hereby agrees to indemnify and hold Company harmless from any and all claims, liabilities and third party causes of action associated with the provision of services that are not Covered Benefits.

•

Secure web access through Group’s systems to medical records, lab results, medical expenses, treatment records, and other information collected by Group with Company Member’s authorization. Group shall comply with all state and federal laws related to the HIPAA Privacy rule regarding the maintenance of any such records.

•	Follow-up calls or visits by Group to ascertain a Member’s medical progress, share lab results or other services commonly provided by medical professionals.

(C) Services Excluded from with Group’s Gold Membership:

•	Members shall pay Group their applicable in-network cost-sharing (specialist copays/deductibles/coinsurance).

•	Labs services provided by Company participating labs will be paid in accordance with the agreement between Company and such participating lab.

•

Brand medications or other medications not listed in Attachment A not provided by Group or obtained by Group or the Member from a Company participating pharmacy will be paid to the participating pharmacy in accordance with the agreement between Company and such participating pharmacy.

(D) Diagnostics:

Group shall send all lab specimens to the participating lab of Company’s choice, initially Quest Diagnostics. Group shall direct or refer Members to specified participating providers for any appropriate services not provided by Group.

In the event of a conflict between the Agreement and this Addendum, the parties agree that this Addendum shall prevail and supercede the terms of such Agreement. In the event of a conflict between the Agreement and applicable Federal and/or State law, the parties acknowledge that such Federal and/or State law shall prevail and supercede the terms of this Agreement.

WhiteGlove House Call Health, Inc.

MEDICARE PROVIDER AMENDMENT

Provider agrees to comply with all applicable Medicare laws, rules and regulations, including, without limitation, instructions issued by the Centers for Medicare and Medicaid Services (“CMS”). Specifically, the following provisions are now part of the Agreement:

1.	Provider agrees to provide services to those persons who meet all eligibility requirements of the federal Medicare program and who have enrolled in Company’s Medicare Plans (“Medicare Members”).

2.	Provider agrees to comply with all Medicare laws, rules and regulations, as well as Company requirements designed to ensure Company’s compliance with such laws, rules and regulations, including, without limitation, laws, rules and regulations relating to the protection of Medicare Member privacy and confidentiality and the accuracy of Medicare Member health records. Provider agrees that all services and other activities performed by Provider under the Agreement will be consistent and comply with Company’s obligations under its contract(s) with the Centers for Medicare and Medicaid Services (CMS) to offer Medicare Plans. Upon request, Provider shall immediately provide to Company any information required by Company to meet its reporting obligations to CMS, including, where applicable, physician incentive plan information. Provider agrees to allow CMS and Company to monitor Provider’s performance under this Agreement on an ongoing basis, in accordance with Medicare laws, rules and regulations.

3.	Provider acknowledges and agrees that all provisions of this Amendment and of the Agreement shall apply equally to any employees, independent contractors and subcontractors of Provider who provide or may provide Covered Services to Medicare Members, and Provider represents and warrants that Provider shall take all steps necessary to cause such employees, independent contractors and subcontractors to comply with this Amendment and the Agreement and all applicable laws and regulations, and perform all requirements applicable to Medicare programs.

4.	Except as set forth in the next sentence, Company agrees to pay Provider for Covered Services rendered to Medicare Members within forty-five (45) calendar days of actual receipt by Company of a Clean Claim. Payments for non-capitated Covered Services rendered to Medicare Members are subject to any and all valid and applicable Medicare laws related to claims payment. With respect to Medicare Members, Provider acknowledges that compensation under the Agreement for such Members constitutes receipt of federal funds.

Provider shall pay on a timely basis all employees, independent contractors and subcontractors who render Covered Services to Medicare Members for which Provider is financially responsible pursuant to the Agreement.

5.	Provider agrees to cooperate with and participate in internal and external review procedures necessary to process Medicare appeals and grievances.

6.	For purposes of this Section 6, “risk adjustment date” shall have the meaning set forth in 42 C.F.R. Section 422.310(a), as may be amended from time to time. Company is required to obtain risk adjustment data from Provider for Medicare Members, and Provider agrees to provide complete and accurate risk adjustment data to Company for Medicare Members that conforms to all standards and requirements set forth in applicable laws, rules and regulations and/or CMS instructions that apply to risk adjustment data. Provider certifies, based on best knowledge, information and belief, that any risk adjustment data that Provider submits to Company for Medicare Members is accurate, complete and truthful. Provider agrees to immediately notify Company if any risk adjustment data that was submitted to Company for Medicare Members is erroneous, and follow procedures established by Company to correct erroneous risk adjustment data to ensure Company’s compliance with applicable laws, rules and regulations and CMS instructions.

Provider further agrees to maintain accurate, legible and complete medical record documentation for all risk adjustment data submitted to Company for Medicare Members in a format that meets all standards and requirements set forth in applicable laws, rules, regulations and/or CMS instructions, and allows any federal

WhiteGlove House Call Health, Inc.

governmental authorities with jurisdiction or their designees (“Government Officials”) to: (1) confirm that the appropriate diagnoses codes and level of specificity are documented ; (2) verify the date of service is documented and within the risk adjustment data collection period; and (3) confirm that the appropriate provider’s signature and credentials are present (“Medical Records”).

Provider agrees to provide Company and Government Officials, or their designees, with medical records and any other information or documentation required by Government Officials for the validation of risk adjustment data (“Audit Data”). Provider agrees to provide Company with Audit Data within the timeframe established by Company to ensure Company’s compliance with deadlines imposed by Government Officials for the submission of Audit Data. In the event that CMS conducts a review that includes the validation of risk adjustment data submitted by Provider, Company will submit to Provider a copy of the CMS written notice of such review, along with a written request from Company for Audit Data.

7.	With respect to any Plan offered by Company to Medicare Members, Provider agrees to provide Company and federal, state and local governmental authorities having jurisdiction, or their designees, upon request, access to all books, records and other papers (including, but not limited to, medical and financial records and contracts) and information relating to the Agreement and to those Covered Services rendered by Provider and its employees, independent contractors and subcontractors to Medicare Members (“Information and Records”), and that this right of inspection, evaluation and audit will continue for the longer of: (i) a period of ten (10) years from the end of the contract period of any government contract of Company, (ii) the date that the U.S. Department of Health and Human Services (HHS), the Comptroller General or their designees complete an audit, or (iii) the period required under applicable laws, rules or regulations. With respect to any Plan offered by Company to Medicare Members, Provider also agrees to maintain Information and Records for the longer of: (i) ten (10) years from the end of the contract period of any government contract of Company, (ii) the date HHS, the Comptroller General or their designees complete an audit, or (iii) the period required by applicable laws, rules or regulations. This Section 7 shall survive the termination of the Agreement, regardless of the cause of the termination.

8.	Provider agrees to comply with the following, as applicable and as amended from time to time: Title VI of the Civil Rights Act of 1964, the Rehabilitation Act of 1973, the Age Discrimination Act of 1975, HIPAA administrative simplification rules at 45 C.F.R. parts 160, 162, and 164, the Americans with Disabilities Act, Federal laws and regulations designed to prevent or ameliorate fraud, waste, and abuse, including, but not limited to, applicable provisions of Federal criminal law, the False Claims Act (31 U.S.C. §§ 3729 et.seq.), and the anti-kickback statute (section 1128B(b) of the Social Security Act), and any other laws applicable to recipients of Federal funds.

9.	In no event, including without limitation, non-payment by Company, insolvency of Company or breach of the Agreement or this Amendment, shall Provider bill, charge, collect a deposit from, seek remuneration or reimbursement from, or have any recourse against a Medicare Member or persons (other than the Company) acting on a Medicare Member’s behalf for services covered by the Agreement. This provision shall not prohibit collection of deductibles, coinsurance or copayments from Medicare Members in accordance with the terms of the Medicare Member’s agreement with Company.

Provider further agrees that; (a) this provision shall survive termination of the Agreement and this Amendment regardless of the cause giving rise to termination and shall be construed for the benefit of Medicare Members, and (b) this provision supersedes any oral or written agreement to the contrary now existing or hereafter entered into between Provider and a Medicare Member or persons acting on a Medicare Member’s behalf.

No modification of this provision shall be effective without the prior written approval of the appropriate state and/or federal regulatory entities.

10.	In the event of Company’s insolvency or other cessation of operations, Provider shall continue to provide Covered Services to (i) Medicare Members through the period for which premium has been paid to Company, and (ii) those Medicare Members who are confined in an inpatient facility on the date of insolvency or other cessation of operations until medically appropriate discharge.

WhiteGlove House Call Health, Inc.

11.	Provider acknowledges that Company may only delegate activities or functions to Provider in a manner consistent with Medicare laws, rules and regulations. Provider acknowledges and agrees that if any of Company’s activities or responsibilities under Company’s contract with CMS to offer Medicare Plans is delegated by Company to Provider, such activity or responsibility may be revoked if CMS or Company determines that Provider has not performed satisfactorily.

Capitalized terms not otherwise defined herein shall have the meaning given such terms in the Agreement. All terms of the Agreement not amended herein remain in full force and effect. If the terms of this Amendment conflict with any term of Agreement, the terms of this Amendment shall prevail.

WhiteGlove House Call Health, Inc.

PRODUCT PARTICIPATION SCHEDULE

Participation under this Physician Group Agreement will include the Aetna Products indicated below. Compensation for these products will be according to the Services and Compensation Schedule attached to this Agreement.

•

Gated Health Benefit Product – Commercial health benefit plan which contains a Primary Care Physician as a component of the Plan design regardless of whether (i) selection of a Primary Care Physician is mandatory or voluntary under the terms of the Plan; or, (ii) an individual Member has selected a Primary Care Physician, Gated Health Benefit Products include but are not limited to: HMO, QPOS, Elect Choice, Managed Choice POS, Aetna Choice POS II, and Aetna Select.

•

Non-Gated Health Benefit Product – Commercial health benefit plan which does not allow for the designation and/or use of a Primary Care Physician in the administration of the benefit Plan. Non-Gated Health Benefit Products include but are not limited to: Open Choice PPO and National Advantage.

Many member ID cards include the National Advantage logo (NAP) in conjunction with Gated and non-Gated Health Benefit Products. In those circumstances the rate applicable to other product (not NAP) on the ID card will apply.

•

Government Programs – All plans offered by Company under any government contract serving Medicare, Medicaid and Children’s Health Insurance Program beneficiaries. Government Programs include, but are not limited to: all Aetna Medicare Advantage HMO, PPO, POS and network-based private fee-for-service plans.

Compensation for Government Programs may vary based upon the applicable products as specified in the Service and Compensation Schedule.

As of the effective date of this Agreement, and until such time the Parties amend the Agreement otherwise, Group does not participate in Medicaid, Children’s Health Insurance Program and Tricare.

•	Non-Health Benefit Products – Including but not limited to: Aetna Workers’ Comp Access.

As of the effective date of this Agreement, and until such time the Parties amend the Agreement otherwise, Group does not participate in the Aetna Workers’ Comp Access product.

WhiteGlove House Call Health, Inc.

SPECIALIST PHYSICIAN

PARTICIPATION CRITERIA SCHEDULE

I.	BUSINESS CRITERIA

A.	Applicability

1.	These criteria shall apply to each applicant for participation and each Specialist Physician participating in Plans for the duration of the Agreement and shall be enforced at the sole discretion of Company.

2.	The applicant must be certified by a Board recognized by the American Board of Medical Specialties or the American Osteopathic Association, unless the applicant meets an exception under the Company’s Policy. All exceptions must be approved by the Aetna Medical Director or designee.

3.	If Specialist Physician is part of a group practice, all specialist physicians in the group must satisfy these Participation Criteria. If any physician in the group does not satisfy these criteria, the group cannot participate. If a solo practitioner, the Specialist must continue to satisfy the participation criteria through the duration of the agreement.

4.	Each applicant must fully complete the participation application form and execute an individual provider addendum with Company. Each applicant and participating Specialist Physician shall periodically supply to Company all requested information, including the confidential information forms.

C.	Coverage

1.	When applicable to the relevant Specialty, as determined by Company at its sole discretion, Specialist Physician shall ensure that twenty-four (24) hours-a-day coverage for Members is arranged with another Company Participating Specialist Physician, except as otherwise provided in subsection 2 of this section.

2.	Inpatient coverage must be arranged with a Participating Physician who has privileges at the same hospital as the covering physician.

D.	Access

1.	Specialist Physician shall have a reliable twenty-four (24) hours, seven (7) days-a-week answering service or machine with a beeper or paging system. A recorded message or answering service which refers Members to the emergency room is not acceptable.

2.	Group shall be available seven days a week from 8:00 am to 8:00 pm for scheduling appointments.

E.	Sanctions

1.	Specialist Physician must not have been indicted, arrested for, charged with or convicted (e.g., finding of guilt by a judge or jury, a plea of guilty or nolo contendere, participation in a first offender program or any other such program which may be available as an alternative to proceeding with prosecution, whether or not the record has been closed or expunged) of a) any felony or b) any criminal charge related to, or in any way impairing, Specialist’s practice of medicine.

WhiteGlove House Call Health, Inc.

2.	A Specialist must have an unrestricted DEA certification, and where applicable, a state-mandated controlled drug certification.

3.	A Specialist shall not be:

(a)	suspended or debarred from participation in the Medicare or Medicaid programs; or
(b)	sanctioned by the Department of Health and Human Services Office of the Inspector General (DHHS-OIG); OR
(c)	debarred by the Office or Personnel Management (OPM).

II.	PROFESSIONAL COMPETENCE AND CONDUCT CRITERIA

A.	Professional Liability Claims History

1.	Specialist Physician must not have a history of professional liability claims, including, but not limited to, lawsuits, arbitration, mediation, settlements or judgments, which in the view of the applicable peer review committee may raise concerns about possible future substandard professional performance, competence or conduct.

B.	History of Unprofessional Conduct/Unacceptable Business Practices

1.	Specialist Physician must not have engaged in any unprofessional conduct, unacceptable business practices or any other act or omission which in the view of the applicable peer review committee may raise concerns about possible future substandard professional performance, competence or conduct.

C.	History of Involuntary Termination or Restrictions

1.	Specialist Physician must not have a history of involuntary termination (or voluntary termination during or in anticipation of an investigation or dismissal) of employment or any other sort of engagement as a health care professional, reduction or restriction of duties or privileges, or of a contract to provide health care services, which in the view of the applicable peer review committee may raise concerns about possible future substandard professional performance, competence or conduct.

D.	References

1.	Each applicant for participation must supply references as requested by the applicable Company peer review committee.

2.	The applicable Company peer review committee shall have the right to act on any reference or information received from a Specialist Physician’s colleagues. Specialist Physician waives any and all rights to bring any legal action relating to such information or the collection or use thereof against Company, any Affiliates or related companies or any director, officer, employee or agent thereof, or any person or entity providing a reference or information at the request of the applicable Company peer review committee.

WhiteGlove House Call Health, Inc.

PROVIDER

PARTICIPATION CRITERIA SCHEDULE

FOR CERTIFIED NURSE PRACTITIONERS WITH ADVANCED PRACTICE

REGISTERED NURSE STATUS

I.	BUSINESS CRITERIA

A.	Applicability

1.

These criteria shall apply to each applicant for participation and each Nurse Practitioner participating in Plans for the duration of the Agreement and shall be enforced at the sole discretion of Company[1].

2.	A Nurse Practitioner must (1) be a registered nurse, (2) have a minimum of a master’s degree in nursing, (3) have received post-graduate or graduate education designed to prepare the provider in the specialty area for which the provider is applying and (4) be approved to practice as an independent provider as an advanced practice registered nurse by the Texas Board of Nursing.

3.	The applicant must be certified by a nationally recognized professional organization authorized to certify the provider in his or her specialty area, unless the applicant meets an exception under the Company’s Policy. All exceptions must be approved by the Company Medical Director.

4.	If Nurse Practitioner is part of a group practice, all providers and physicians in the group must satisfy these Participation Criteria. If any provider or physician in the group does not satisfy these criteria the group cannot participate. In cases of sole practitioners, the Nurse Practitioner must continue to meet the participation criteria through the duration of the Agreement.

5.	Each applicant must fully complete the participation application form and execute an individual provider addendum with Company. Each applicant and participating Nurse Practitioner shall periodically supply to Company all requested information, including the confidential information forms.

6.	Nurse Practitioner must be authorized by an Aetna Participating Physician to provide care within the scope of Texas Occupations Code, Chapter 157 as amended from time to time. If Nurse Practitioner’s authorizing physician ceases to be an Aetna Participating Physician, or if Nurse Practitioner ceases to have an authorizing physician, then Nurse Practitioner shall immediately suspend providing care under this Agreement. If the suspension continues for sixty (60) days, then Company may terminate this Agreement by notice to Nurse Practitioner.

C.	Coverage

1.	When applicable to the relevant Specialty, as determined by Company in its sole discretion, Nurse Practitioner shall ensure that twenty-four (24) hours-a-day coverage for Members is arranged with another Company Participating Nurse Practitioner or Physician, except as otherwise provided in subsection 2 of this section.

2.	Inpatient coverage must be arranged with a Participating Provider or Participating Physician who has privileges at the same hospital as the covered provider or physician.

D.	Access

1.	Nurse Practitioner shall have a reliable twenty-four (24) hours, seven (7) days-a-week answering

[1]	“Company” is defined in the opening paragraph of the Agreement.

WhiteGlove House Call Health, Inc.

service or machine with a beeper or paging system. A recorded message or answering service which refers Members to the emergency room is not acceptable.

2.	Group shall be available seven days a week from 8:00 am to 8:00 pm for scheduling appointments.

E.	Sanctions

1.	Nurse Practitioner must not have been indicated, arrested for or charged with, or convicted (i.e., finding of guilt by a judge or jury, a plea of guilty or nolo contendere, participation in a first offender program or any other such program which may be available as an alternative to proceeding with prosecution, whether or not the record has been closed or expunged) or a.) any felony or (b.) any criminal charge related to, or in any way impairing Nurse Practitioner’s practice of medicine.

2.	A Nurse Practitioner must have an unrestricted DEA certification, and, where applicable, a state-mandated controlled drug certification.

3.	A Nurse Practitioner shall not be:

(a)	suspended or debarred from participation in the Medicare or Medicaid programs; or

(b)	sanctioned by the Department of Health and Human Services Office of the Inspector General (DHHS-OIG); or

(c)	debarred by the Office of Personnel Management (OPM).

II.	PROFESSIONAL CRITERIA

A.	Professional Liability Claims History

1.	Nurse Practitioner must not have a history of professional liability claims, including, but not limited to, lawsuits, arbitration, mediation, settlements or judgments, which in the view of the applicable peer review committee may raise concerns about possible future substandard professional performance, competence or conduct.

B.	History of Unprofessional Conduct/Unacceptable Business Practices

1.	Nurse Practitioner must not have engaged in any unprofessional conduct, unacceptable business practices or any other act or omission which in the view of the applicable peer review committee may raise concerns about possible future substandard professional performance, competence or conduct.

C.	History of Involuntary Termination or Restriction

1.	Nurse Practitioner must not have a history of involuntary termination (or voluntary termination during or in anticipation of an investigation or dismissal) of employment or any other sort of engagement as a health care professional, or reduction or restriction of duties or previleges, or of a contract to provide health care services, which in the view of the applicable peer review committee may raise concerns about possible future substandard professional performance, competence or conduct.

WhiteGlove House Call Health, Inc.

E.	References

1.	Each applicant for participation must supply references as requested by the applicable Company peer review committee.

2.	The applicable Company peer review committee shall have the right to act on any reference or information received from a Nurse Practitioner’s colleagues. Nurse Practitioner waives any and all rights to bring any legal action relating to such information or the collection or use thereof against Company, any Affiliates or related companies or any director, officer, employee or agent thereof, or any person or entity providing a reference or information at the request of the applicable Company peer review committee.

WhiteGlove House Call Health, Inc.

INDIVIDUAL PROVIDER ADDENDUM

The undersigned health care provider (“Provider”), a member of WhiteGlove House Call Health, Inc. (“Entity”), has and does hereby designate Entity as his/her attorney-in-fact for the purposes of negotiating, consenting to and executing the Physician Group Agreement (the “Agreement”), between Aetna Health Inc., a Texas corporation (“Company”) and Entity and any documents related to amendments to the Agreement. Terms capitalized herein but not otherwise defined shall have the meanings ascribed to them in the Agreement.

Provider hereby acknowledges that Provider has reviewed the Agreement (a copy of which has been made available to Provider by Entity), under which Entity, on behalf of Provider, agrees to provide Covered Services to Members enrolled in the Plans. Plans include any health benefit product or plan issued, administered, or serviced by Company or one of its Affiliates, including, but not limited to, HMO, preferred provider organization, indemnity, Medicaid, Medicare and Worker’s Compensation. Provider hereby agrees to be bound by the terms and conditions of the Agreement, including, without limitation, compliance with the Participation Criteria applicable to Provider and all applicable Company rules, policies and procedures.

Provider hereby agrees to seek compensation solely from Entity for services rendered to Members under the terms of the Agreement, and shall in no event bill Company, its Affiliates, Payors, or Members for any such services (except for any Copayments, Coinsurance or Deductibles Members may be required to pay for certain Covered Services). Provider further agrees that if the Member is enrolled in an HMO, then in no event, including but not limited to non-payment by the HMO, insolvency of the HMO or breach by the HMO of the Agreement, shall Provider bill, charge, collect a deposit from, seek remuneration or reimbursement from, or have any recourse against a Member or persons acting on Member’s behalf for Covered Services. This provision shall not prohibit collection of Copayments, Coinsurance of Deductibles. Provider further agrees that this provision shall be construed for the benefit of Members, shall supersede any oral or written agreement to the contrary now existing or hereafter entered into between Provider or Entity and a Member or any person acting on behalf of a Member, and shall survive the termination of the Agreement, regardless of the cause giving rise to termination.

Provider hereby agrees that in the event: (i) Provider ceases to be a member of Entity; (ii) the Agreement expires or is terminated for any reason; (iii) the Entity is dissolved; (iv) a voluntary or involuntary bankruptcy or a proposed settlement of outstanding debts under applicable reorganization or insolvency laws is filed by or against Entity, a receiver is appointed or Entity makes an assignment for the benefit of creditors; or (v) the Entity otherwise ceases to exist, either voluntarily or involuntarily (each, a “ Triggering Event”), the terms of the Agreement shall, at Company’s option, survive with respect to Provider for the first nine (9) months after such Triggering Event, in which case Provider shall continue to provide services to Members in accordance with the terms of the Agreement during said nine (9) month period. Provider agrees to take any and all actions necessary to effectuate the intent of this paragraph, including executing an individual agreement for participation in Company’s provider network if so requested by Company.

IN WITNESS WHEREOF, the undersigned has executed this Individual Provider Addendum as of this      day of             , 20    , intending to be legally bound hereby.

PROVIDER:
PRINTED NAME:

WhiteGlove House Call Health, Inc.

SERVICE AREA SCHEDULE

Provider’s services will be provided in all counties or other applicable service areas listed in the table below.

*Please indicate zip codes for those counties in which only partial coverage is available. In the absence of delineation of non-covered zip codes, it will be determined by Company that the entire county is eligible for service.

Contracted rates apply to all eligible services rendered to Members in accordance with Company’s policies and procedures, regardless of whether the counties or zip codes are listed on the table below.

County	Zip codes covered/included	Zip codes excluded
Travis	All	None

Hays	All	None

Williamson	All	None

Comal	All	None

Bexar	All	None

Dallas	All	None

Tarrant	All	None

Denton	All	None

Collin	All	None

Rockwall	All	None

Harris	All	None

WhiteGlove House Call Health, Inc.

Service and Billing Location Form

Listed below is each participating provider* with the corresponding physical location, billing address and telephone numbers:

*Upon written notice from Provider, Company may agree to add new or relocating facilities, locations or providers to existing Agreement upon completion of applicable credentialing and satisfaction of all other requirements of Company. Other demographic information may be revised upon written notice from Provider.

Provider Name: WhiteGlove House Call Health, Inc.

Service Location Name		Billing Name
Electronic Billing Name (as it appears on the submission)

Street	5300 Bee Cave Road	Address	5300 Bee Cave Road

Suite #	Building One, Suite 100	Suite #	Building One, Suite 100

City	Austin	City	Austin

State, Zip	TX 78746	State, Zip	TX 78746

Phone #	512-329-8081	Phone #	512-329-8081

Fax #		Fax #

Email Address		Email Address

Tax ID#	20-8913858	NPI	NPI Type:

Company Use Only: PIN# 9477173 PVN# tbd

Service Location Name		Billing Name
Electronic Billing Name (as it appears on the submission)

Street	15950 N, Dallas Pkwy Tower II	Address	5300 Bee Cave Road

Suite #	Suite 457	Suite #	Building One, Suite 100

City	Dallas	City	Austin

State, Zip	TX 75248	State, Zip	TX 78746

Phone #	512-329-8081	Phone #	512-329-8081

Fax #		Fax #

Email Address		Email Address
Tax ID#	20-8913858	NPI	NPI Type:

Company Use Only: PIN# 9477173 PVN# tbd

Service Location Name		Billing Name

Electronic Billing Name (as it appears on the submission)

Street	9901 IH 10 West	Address	5300 Bee Cave Road

Suite #	Suite 8053	Suite #	Building One, Suite 100

City	San Antonio	City	Austin

State, Zip	TX 78230	State, Zip	TX 78746

Phone #	512-329-8081	Phone #	512-329-8081

Fax #		Fax #

Email Address		Email Address

Tax ID#	20-8913858	NPI	NPI Type:

Company Use Only: PIN# 9477173 PVN# tbd

WhiteGlove House Call Health, Inc.

WHITEGLOVE

SERVICES AND COMPENSATION SCHEDULE

COMPENSATION:

Payment Details:

Service	Billing Codes	Rates
Initial Patient Visit (to be billed only once every six months for a Member)	CPT4 Codes: 99214	[****]

Subsequent Patient Visit	CPT4 Codes: 99212	[****]

Strep A Assay W/optic	CPT4 Codes: 87880	[****]

Immunology	CPT4 Codes: 86308	[****]

Urinalysis	CPT4 Codes: 81025	[****]

Remove Impacted Ear Wax	CPT4 Codes: 69210	[****]

Routine Venipuncture Of Finger/he	CPT4 Codes: 36415	[****]

Non-automated, Without Micro	CPT4 Codes: 81002	[****]

Influenza Assay W/optic	CPT4 Codes: 87804	[****]

Assay, Glucose, Blood Quant	CPT4 Codes: 82947	[****]

Antibody	CPT4 Codes: 86677	[****]

Drainage Of Skin Abscess	CPT4 Codes: 10060	[****]

11750 Blood From Under Nail	CPT4 Codes: 11740	[****]

Electrocardiogram, Complete	CPT4 Codes: 93000	[****]

Td Adsorb-individual 7 Yrs/0	CPT4 Codes:	[****]

[****] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

WhiteGlove House Call Health, Inc.

90718

Pneumococcal Vaccine	CPT4 Codes: 90732	[****]

Flu Virus Vacc-split 3Yr & Above	CPT4 Codes: 90658	[****]

Immunization Admin, Single	CPT4 Codes: 90471	[****]

Tetanus, Diphtheria Toxoi	CPT4 Codes: 90715	[****]

Immunization Admin-under 8 Y	CPT4 Codes: 90465	[****]

Influenza Virus Vaccine	CPT4 Codes: 90655	[****]

Influenza Virus Vaccine	CPT4 Codes: 90656	[****]

Dtap Vaccine, Im	CPT4 Codes: 90700	[****]

Dt Immunization, Im	CPT4 Codes: 90702	[****]

Tetanus Toxoid Absorbed For	CPT4 Codes: 90703	[****]

Tetanus And Diphtheria	CPT4 Codes: 90714	[****]

Flu Vaccine, Nasal	CPT4 Codes: 90660	[****]

Ther/proph/diag Inj, Sc/im	CPT4 Codes: 96372	[****]

Pen G Benzath To 1200000/4mx	HCPC Codes: J0570	[****]

B-12 Cyanoc Upto 1000mcg/5mx	HCPC Codes: J3420	[****]

Dexamethasone Sodium Phos 1mg	HCPC Codes: J1100	[****]

Diphenhydr Hcl Upto 50mg/6mx	HCPC Codes: J1200	[****]

Ketorolac Trom Per 15mg/8mx	HCPC Codes:	[****]

[****] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

WhiteGlove House Call Health, Inc.

J1885

Metoclopra Hcl Upto 10mg/4mx	HCPC Codes: J2765	[****]

Odansetro Hcl Per 1mg/32 Mx	HCPC Codes: J2405	[****]

Orphenad Citr Upto 60mg/2 Mx	HCPC Codes: J2360	[****]

Ceftriaxon Sod Per 250mg/8mx	HCPC Codes: J0696	[****]

Medrxyprogester Inj 150 Mg	HCPC Codes: J1055	[****]

Methylpr Sod Upto 125mg/12mx	HCPC Codes: J2930	[****]

Fluorescein Angioscopy	CPT4 Codes: 92230	[****]

Remove Foreign Body From Eye	CPT4 Codes: 65205	[****]

Remove Foreign Body From Eye	CPT4 Codes: 65220	[****]

Control Of Nosebleed	CPT4 Codes: 30901	[****]

Airway Inhalation Treatm2	CPT4 Codes: 94640	[****]

Aerosol Or Vapor Inhalat3	CPT4 Codes: 94664	[****]

Ipratropium Brom Inh Sol/mg	HCPC Codes: J7644	[****]

Application Long Leg Splint	CPT4 Codes: 29505	[****]

Application Lower Leg Splint	CPT4 Codes: 29515	[****]

Apply Forearm Splint	CPT4 Codes: 29125	[****]

Apply Long Arm Splint	CPT4 Codes: 29105	[****]

Application Of Finger Splint	CPT4 Codes:	[****]

[****] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

WhiteGlove House Call Health, Inc.

29130

Removal Of Nail Plate	CPT4 Codes: 11730	[****]

Removal Of Nail Bed	CPT4 Codes: 11750	[****]

Dressings And/or Debridement	CPT4 Codes: 16020	[****]

Dressings And/or Debridement	CPT4 Codes: 16025	[****]

Dressings And/or Debridement	CPT4 Codes: 16030	[****]

Wound(s) Care Non-select	CPT4 Codes: 97602	[****]

Remove Foreign Body	CPT4 Codes: 10120	[****]

Destruction Eg, Laser Surger	CPT4 Codes: 17110	[****]

Bx Skin &/ Subq Tissue; 1 Le	CPT4 Codes: 11100	[****]

Repair Superficial Wound(s)	CPT4 Codes: 12001	[****]

Repair Superficial Wound(s)	CPT4 Codes: 12002	[****]

Repair Superficial Wound(s)	CPT4 Codes: 12004	[****]

Repair Superficial Wound(s)	CPT4 Codes: 12011	[****]

Repair Superficial Wound(s)	CPT4 Codes: 12013	[****]

Repair Superficial Wound(s)	CPT4 Codes: 12014	[****]

Intmd Wnd Repair S/tr/ext	CPT4 Codes: 12031	[****]

Intmd Wnd Repair S/tr/ext	CPT4 Codes: 12032	[****]

Intmd Wnd Repair S/tr/ext	CPT4 Codes:	[****]

[****] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

WhiteGlove House Call Health, Inc.

12034

Intmd Wnd Repair N-hf/genit	CPT4 Codes: 12041	[****]

Intmd Wnd Repair N-hg/genit	CPT4 Codes: 12042	[****]

Intmd Wnd Repair N-hg/genit	CPT4 Codes: 12044	[****]

Intmd Wnd Repair Face/mm	CPT4 Codes: 12051	[****]

Intmd Wnd Repair Face/mm	CPT4 Codes: 12052	[****]

Intmd Wnd Repair Face/mm	CPT4 Codes: 12053	[****]

Supplies/special Equipment	CPT4 Codes: 99070	[****]

All Services not otherwise identified		[****]

SERVICES:

Participating Group Provider will provide services in the Member’s home or work that are within the scope of and appropriate to the Participating Group Provider’s license and certification to practice. Participating Group Provider will provide, as appropriate, the generic medicines outlined in Attachment. A – Generics Provided by WhiteGlove. In addition Participating Group Provider may draw blood for lab tests; deliver lab tests to Company designated participating laboratories; Inform Member’s Primary Care Physician of lab and other results and services provided; and provide instruction to Member and/or caregiver.

Participating Group Provider may also provide at Participating Group Provider’s discretion and upon approval by Member selected supplies such as food items, beverages and over-the-counter remedies that are not considered Covered Services.

Participating Group Provider will provide follow-up calls or visits by Participating Group Provider or Participating Group Provider’s representative to ascertain a Member’s medical progress, share lab results or other services commonly provided by medical professionals.

COMPENSATION TERMS AND CONDITIONS:

General

a) Rates are inclusive of any applicable Member Copayment, Coinsurance or Deductible. Procedures and/or services provided by WhiteGlove in accordance with this Agreement but not specifically listed above will not be reimbursed. No additional charges are allowed regardless of the time spent at the Member’s home, for travel,

[****] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

WhiteGlove House Call Health, Inc.

administrative services, lab draws, generic medications outlined in Attachment A, miscellaneous supplies that are not considered Covered Services, weekend, evening or holiday differentials. Company will pay the lesser of the contracted rate or eligible billed charges.

Billing

b)	Participating Group Provider must designate the codes set forth in this Compensation Schedule when billing.

Coding

c)	Company utilizes nationally recognized coding structures including, but not limited to, Revenue Codes as described by the Uniform Billing Code, AMA Current Procedural Terminology (CPT4), CMS Common Procedure Coding System (HCPCS), Diagnosis Related Groups (DRG), ICD-9 Diagnosis and Procedure codes, National Drug Codes (NDC) and the American Society of Anesthesiologists (ASA) relative values for the basic coding, and description for the services provided. As changes are made to nationally recognized codes, Company will update internal systems to accommodate new codes. Such changes will only be made when there is no material change in the procedure itself. Until updates are complete, the procedure will be paid according to the standards and coding set for the prior period.

Company will comply and utilize nationally recognized coding structures as directed under applicable Federal laws and regulations, including, without limitation, the Health Insurance Portability and Accountability Act (HIPAA).

WhiteGlove House Call Health, Inc.

Attachment A-Generics Provided by WhiteGlove
Acyclovir	Diltiazem	Metoclopramide
Albuterol nebulizer soln	Doxazosin	Metoprolol Tartrate
Albuterol	Doxepin HCL	Metronidazole
Alendronate	Doxycycline Hyclate	Nadolol
Allopurinol	Enalapril	Naproxen
Amiloride-HCTZ	Enalapril-HCTZ	Neomycin/Polymyxin/Dexamethasone
Amitriptyline	Erythromycin EC	Nortriptyline
Amoxicillin	EST Estrogen/Methyl Testost	Nystatin
Amoxil	Estradiol	Nystatin/Triamcin
Antipyrine/Benzocaine otic	Estropipate	Oxybutynin
Atenolol	Famotidine	Paroxetine
Atenolol-Chiorthalidone	Fluconazole	Penicillin
Atropine Sulfate	Flucinolone Acet	Phenazopyridine
Bacitracin	Fluocinonide cream	Pilocarpine
Baclofen	Fluoxetine	Pindolol
Belladonna Alkaloid/PB	Fluphenazine	Piroxicam
Benazepril	Furosemide	Polymyxin Sulfate/TMP
Benzonatate	Gentamicin	Pravastatin
Benzoyl Peroxide	Glimepiride	Prazosin HCL
Benztropine	Glipizide	Prednisone
Betamethasone Dipropionate	Glyburide	Prochlorperazine
Betamethasone Valerate	Guanfacine	Promethazine DM Syrup
Bisoprolol-HCTZ	Haloperidol	Propranolol
Bumetanide	Hydralazine	Ranitidine
Buspirone	Hydrochlorothiazide (HCTZ)	Salsalate
Captopril	Hydrocortisone	Selenium Sulfide
Carbamazepine	Ibuprofen	Silver Sulfadiazine
Carvedilol	Indapamide	SMZ-TMP
Cephalexin	Indomethacin	Sotalol HCL
Ceron DM syrup	Ipratropium Nebulizer Soln	Spironolactone
Chlorhexidine Gluconate	Isoniazid	Sprintec 2B-day tab
Chlorpropamide	Isosorbide Mononitrate	Sulfacet Sodium
Chlorthalidone	Lactulose syrup	Tamoxifen
Cimetidine	Levobunolol	Terazosin
Ciprofloxacin	Levothyroxine	Terbinafine
Citalopram	Lidocaine	Tetracycline
Clomiphene	Lisinopril	Thioridazine
Clonidine	Lisinopril-HCTZ	Thiothixene
Colchicine	Lithium Carbonate	Timolol Maleate
C-Phen drops	Loratadine	Tobramycin
Cyclobenzaprine	Lovastatin	Trazodone
Cytra2	Medroxyprogesterone Acetate	Triamcinolone
Dex PC syrup	Megestrol	Triamterene-HCTZ
Dexamethasone	Meloxicam	Trihexyphenidyl
Diclofenac DR	Metformin	Tri-Sprintec
Dicyclomine	Methyldopa	Verapamil
Digoxin	Methylpred	Warfarin

January 27, 2010

WhiteGlove House Call Health, Inc

Attn: Suzanne Lawlor / Office Manager

5300 Bee Caves Road, Bldg. 1, Suite 100

Austin, TX 78746

Dear Suzanne:

Thank you for continued participation in Aetna.

Attached is your countersigned Amendment. We are pleased that your organization will continue to be a part of our network. The effective date of this new amendment is October 1, 2009.

Should you have any further questions, or need additional information, please contact our Provider Service Center at 1-800-624-0756 for HMO-based benefits plans or 1-888-MD Aetna (632-3862) for indemnity or PPO-based benefits plans.

Thank you for your participation, and we look forward to our continued successful working relationship with you.

Sincerely,

/s/ Melissa Rodriguez

Melissa Rodriguez

Contract Negotiator

Enclosures: Amendment

WhiteGlove House Call Health, Inc.

Effective Date: 10/01/2009

AMENDMENT

This Amendment (the “Amendment”) is made as of October 1, 2009 (the “Effective Date”), between Aetna Health Inc., a Texas corporation, on behalf of itself and its Affiliates (hereinafter referred to as “Company”) and WhiteGlove House Call Health, Inc. (hereinafter referred to as “Group”).

WHEREAS, Company and Group have entered into a Physician Group Agreement (“Agreement”) to provide health care services to members enrolled in coverage plans issued or administered by Company; and

WHEREAS, the Parties “(as that term is defined in the Agreement)” wish to amend the Agreement as of the Effective Date to add a reimbursement rate for the administration of the H1N1 vaccine as provided herein.

NOW, THEREFORE, in consideration of the mutual promises and undertakings contained herein, the parties agree to be legally bound as follows:

1.	The WhiteGlove Services and Compensation Schedule attached to the Agreement is deleted and replaced in its entirety by the attached WhiteGlove Services and Compensation Schedule annexed hereto.

2.	All other terms and provisions of the Agreement not amended hereby shall remain in full force and effect. In the event of any inconsistency between the terms of this Amendment and the Agreement, the terms of this Amendment shall govern and control.

3.	This Amendment may be signed in several counterparts, each of which will be deemed an original; however, all shall constitute one and the same Amendment.

IN WITNESS WHEREOF, this Amendment has been duly executed by the authorized representatives of Company and Provider as of the Effective Date.

Accepted By:

GROUP		COMPANY Aetna Health Inc., a Texas corporation

By:	/s/ William J. Kerley	By:	/s/ C. Carleton King
	(Signature)		(Signature)

Printed Name:	William J. Kerley	Printed Name:	C. Carleton King
Title:	CFO	Title:	President, Health Care Delivery-SE & SW
Date:	12-8-2009	Date:	12/21/09
Tax I.D. Number:	20-8913858

WhiteGlove House Call Health, Inc.

WHITEGLOVE

SERVICES AND COMPENSATION SCHEDULE

COMPENSATION:

Payment Details:

Service	Billing Codes	Rates

Initial Patient Visit (to be billed only once every six months for a Member)	CPT4 Codes: 99214	[****]

Subsequent Patient Visit	CPT4 Codes: 99212	[****]

Strep A Assay W/optic	CPT4 Codes: 87880	[****]

Immunology	CPT4 Codes: 86308	[****]

Urinalysis	CPT4 Codes: 81025	[****]

Remove Impacted Ear Wax	CPT4 Codes: 69210	[****]

Routine Venipuncture Of Finger/he	CPT4 Codes: 36415	[****]

Non-automated, Without Micro	CPT4 Codes: 81002	[****]

Influenza Assay W/optic	CPT4 Codes: 87804	[****]

Assay, Glucose, Blood Quant	CPT4 Codes: 82947	[****]

Antibody	CPT4 Codes: 86677	[****]

Drainage Of Skin Abscess	CPT4 Codes: 10060	[****]

11750 Blood From Under Nail	CPT4 Codes: 11740	[****]

Electrocardiogram, Complete	CPT4 Codes: 93000	[****]

[****] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

WhiteGlove House Call Health, Inc.

Td Adsorb-individual 7 Yrs/o	CPT4 Codes: 90718	[****]

Pneumococcal Vaccine	CPT4 Codes: 90732	[****]

Flu Virus Vacc-split 3 Yr & Above	CPT4 Codes: 90658	[****]

Immunization Admin, Single	CPT4 Codes: 90471	[****]

Tetanus, Diphtheria Toxoi	CPT4 Codes: 90715	[****]

Immunization Admin-under 8 Y	CPT4 Codes: 90465	[****]

Influenza Virus Vaccine	CPT4 Codes: 90655	[****]

Influenza Virus Vaccine	CPT4 Codes: 90656	[****]

Dtap Vaccine, Im	CPT4 Codes: 90700	[****]

Dt Immunization, Im	CPT4 Codes: 90702	[****]

Tetanus Toxoid Absorbed For	CPT4 Codes: 90703	[****]

Tetanus And Diphtheria	CPT4 Codes: 90714	[****]

Flu Vaccine, Nasal	CPT4 Codes: 90660	[****]

Ther/proph/diag Inj, Sc/im	CPT4 Codes: 96372	[****]

Pen G Benzath To 1200000/4mx	HCPC Codes: J0570	[****]

B-12 Cyanoc Upto 1000mcg/5mx	HCPC Codes: J3420	[****]

Dexamethasone Sodium Phos1mg	HCPC Codes: J1100	[****]

Diphenhydr Hcl Upto 50mg/6mx	HCPC Codes: J1200	[****]

[****] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

WhiteGlove House Call Health, Inc.

Ketorolac Trom Per 15mg/8mx	HCPC Codes: J1885	[****]

Metoclopra Hcl Upto 10mg/4mx	HCPC Codes: J2765	[****]

Odansetro Hcl Per 1mg/32 Mx	HCPC Codes: J2405	[****]

Orphenad Citr Upto 60mg/2 Mx	HCPC Codes: J2360	[****]

Ceftriaxon Sod Per 250mg/8mx	HCPC Codes: J0696	[****]

Medrxyprogester Inj 150 Mg	HCPC Codes: J1055	[****]

Methylpr Sod Upto 125mg/12mx	HCPC Codes: J2930	[****]

Fluorescein Angioscopy	CPT4 Codes: 92230	[****]

Remove Foreign Body From Eye	CPT4 Codes: 65205	[****]

Remove Foreign Body From Eye	CPT4 Codes: 65220	[****]

Control Of Nosebleed	CPT4 Codes: 30901	[****]

Airway Inhalation Treatm2	CPT4 Codes: 94640	[****]

Aerosol Or Vapor Inhalat3	CPT4 Codes: 94664	[****]

Ipratropium Brom Inh Sol/mg	HCPC Codes: J7644	[****]

Application Long Leg Splint	CPT4 Codes: 29505	[****]

Application Lower Leg Splint	CPT4 Codes: 29515	[****]

Apply Forearm Splint	CPT4 Codes: 29125	[****]

Apply Long Arm Splint	CPT4 Codes: 29105	[****]

[****] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

WhiteGlove House Call Health, Inc.

Application Of Finger Splint	CPT4 Codes: 29130	[****]

Removal Of Nail Plate	CPT4 Codes: 11730	[****]

Removal Of Nail Bed	CPT4 Codes: 11750	[****]

Dressings And/or Debridement	CPT4 Codes: 16020	[****]

Dressings And/or Debridement	CPT4 Codes: 16025	[****]

Dressings And/or Debridement	CPT4 Codes: 16030	[****]

Wound(s) Care Non-select	CPT4 Codes: 97602	[****]

Remove Foreign Body	CPT4 Codes: 10120	[****]

Destruction Eg, Laser Surger	CPT4 Codes: 17110	[****]

Bx Skin &/ Subq Tissue; 1 Le	CPT4 Codes: 11100	[****]

Repair Superficial Wound(s)	CPT4 Codes: 12001	[****]

Repair Superficial Wound(s)	CPT4 Codes: 12002	[****]

Repair Superficial Wound(s)	CPT4 Codes: 12004	[****]

Repair Superficial Wound(s)	CPT4 Codes: 12011	[****]

Repair Superficial Wound(s)	CPT4 Codes: 12013	[****]

Repair Superficial Wound(s)	CPT4 Codes: 12014	[****]

Intmd Wnd Repair S/tr/ext	CPT4 Codes: 12031	[****]

Intmd Wnd Repair S/tr/ext	CPT4 Codes: 12032	[****]

[****] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

WhiteGlove House Call Health, Inc.

Intmd Wnd Repair S/tr/ext	CPT4 Codes: 12034	[****]

Intmd Wnd Repair N-hf/genit	CPT4 Codes: 12041	[****]

Intmd Wnd Repair N-hg/genit	CPT4 Codes: 12042	[****]

Intmd Wnd Repair N-hg/genit	CPT4 Codes: 12044	[****]

Intmd Wnd Repair Face/mm	CPT4 Codes: 12051	[****]

Intmd Wnd Repair Face/mm	CPT4 Codes: 12052	[****]

Intmd Wnd Repair Face/mm	CPT4 Codes: 12053	[****]

Supplies/special Equipment	CPT4 Codes: 99070	[****]

Immune Admin H1n1 Im/nasal	CPT4 Codes: 90470	[****]

All Services not otherwise identified		[****]

SERVICES:

Participating Group Provider will provide services in the Member’s home or work that are within the scope of and appropriate to the Participating Group Provider’s license and certification to practice. Participating Group Provider will provide, as appropriate, the generic medicines outlined in Attachment A – Generics Provided by WhiteGlove. In addition Participating Group Provider may draw blood for lab tests; deliver lab tests to Company designated participating laboratories; inform Member’s Primary Care Physician of lab and other results and services provided; and provide instruction to Member and/or caregiver.

Participating Group Provider may also provide at Participating Group Provider’s discretion and upon approval by Member selected supplies such as food items, beverages and over-the-counter remedies that are not considered Covered Services.

Participating Group Provider will provide follow-up calls or visits by Participating Group Provider or Participating Group Provider’s representative to ascertain a Member’s medical progress, share lab results or other services commonly provided by medical professionals.

COMPENSATION TERMS AND CONDITIONS:

Definitions

[****] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

WhiteGlove House Call Health, Inc.

“Aetna Market Fee Schedule” (AMFS) is the fee schedule that is geographically based and dependent upon contracted location where service is performed. The fee schedule is updated annually.

General

a) Rates are inclusive of any applicable Member Copayment, Coinsurance or Deductible. Procedures and/or services provided by WhiteGlove in accordance with this Agreement but not specifically listed above will not be reimbursed. No additional charges are allowed regardless of the time spent at the Member’s home, for travel, administrative services, lab draws, generic medications outlined in Attachment A, miscellaneous supplies that are not considered Covered Services, weekend, evening or holiday differentials. Company will pay the lesser of the contracted rate or eligible billed charges.

Billing

b)	Participating Group Provider must designate the codes set forth in this Compensation Schedule when billing.

Coding

c)	Company utilizes nationally recognized coding structures including, but not limited to, Revenue Codes as described by the Uniform Billing Code, AMA Current Procedural Terminology (CPT4), CMS Common Procedure Coding System (HCPCS), Diagnosis Related Groups (DRG), ICD-9 Diagnosis and Procedure codes, National Drug Codes (NDC) and the American Society of Anesthesiologists (ASA) relative values for the basic coding, and description for the services provided. As changes are made to nationally recognized codes, Company will update internal systems to accommodate new codes. Such changes will only be made when there is no material change in the procedure itself. Until updates are complete, the procedure will be paid according to the standards and coding set for the prior period.

Company will comply and utilize nationally recognized coding structures as directed under applicable Federal laws and regulations, including, without limitation, the Health Insurance Portability and Accountability Act (HIPAA).

[****] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

WhiteGlove House Call Health, Inc.

Attachment A-Generics

Provided by WhiteGlove

Acyclovir	Diltiazem	Metoclopramide
Albuterol nebulizer soln	Doxazosin	Metoprolol Tartrate
Albuterol	Doxepin HCL	Metronidazole
Alendronate	Doxycycline Hyclate	Nadolol
Allopurinol	Enalapril	Naproxen
Amiloride-HCTZ	Enalapril-HCTZ	Neomycin/Polymyxin/Dexamethasone
Amitriptyline	Erythromycin EC	Nortriptyline
Amoxicillin	EST Estrogen/Methyl Testost	Nystatin
Amoxil	Estradiol	Nystatin/Triamcin
Antipyrine/Benzocaine otic	Estropipate	Oxybutynin
Atenolol	Famotidine	Paroxetine
Atenolol-Chlorthalidone	Fluconazole	Penicillin
Atropine-Sulfate	Fluocinolone Acet	Phenazopyridine
Bacitracin	Fluocinonide cream	Pilocarpine
Baclofen	Fluoxetine	Pindolol
Belladonna Alkaloid/PB	Fluphenazine	Piroxicam
Benazepril	Furosemide	Polymyxin Sulfate/TMP
Benzonatate	Gentamicin	Pravastatin
Benzoyl Peroxide	Glimepiride	Prazosin HCL
Benztropine	Glipizide	Prednisone
Betamethasone Dipropionate	Glyburide	Prochlorperazine
Betamethasone Valerate	Guanfacine	Promethazine DM Syrup
Bisoprolol-HCTZ	Haloperidol	Propranolol
Bumetanide	Hydralazine	Ranitidine
Buspirone	Hydrochlorothiazide (HCTZ)	Salsalate
Captopril	Hydrocortisone	Selenium Sulfide
Carbamazepine	Ibuprofen	Silver Sulfadiazine
Carvedilol	Indapamide	SMZ-TMP
Cephalexin	Indomethacin	Sotalol HCL
Ceron DM syrup	Ipratropium Nebulizer Soln	Spironolactone
Chlorhexidine Gluconate	Isoniazid	Sprintec 28-day tab
Chlorpropamide	Isosorbide Mononitrate	Sulfacet Sodium
Chlorthalidone	Lactulose syrup	Tamoxifen
Cimetidine	Levobunolol	Terazosin
Ciprofloxacin	Levothyroxine	Terbinafine
Citalopram	Lidocaine	Tetracycline
Clomiphene	Lisinopril	Thioridazine
Clonidine	Lisinopril-HCTZ	Thiothixene
Colchicine	Lithium Carbonate	Timolol Maleate
C-Phen drops	Loratadine	Tobramycin
Cyclobenzaprine	Lovastatin	Trazodone
Cytra2	Medroxyprogesterone Acetate	Triamcinolone
Dex PC syrup	Megestrol	Triamterene-HCTZ
Dexamethasone	Meloxicam	Trihexyphenidyl
Diclofenac DR	Metformin	Tri-Sprintec
Dicyclomine	Methyldopa	Verapamil
Digoxin	Methylpred	Warfarin

January 27, 2010

WhiteGlove House Call Health, Inc.

Attn: Suzanne Lawlor / Office Manager

5300 Bee Caves Road, Bldg. 1, Suite 100

Austin, TX 78746

Dear Suzanne:

Thank you for continued participation in Aetna.

Attached is your countersigned Amendment. We are pleased that your organization will continue to be a part of our network. The effective date of this new amendment is December 11, 2009.

Should you have any further questions, or need additional information, please contact our Provider Service Center at 1-800-624-0756 for HMO-based benefits plans or 1-888-MD Aetna (632-3862) for indemnity or PPO-based benefits plans.

Thank you for your participation, and we look forward to our continued successful working relationship with you.

Sincerely,

/s/ Melissa Rodriguez

Melissa Rodriguez

Contract Negotiator

Enclosures: Amendment

WhiteGlove House Call Health, Inc.

Effective Date: 12/11/2009

AMENDMENT

This Amendment is made as of December 11, 2009 (Effective Date), between Aetna Health Inc., a Texas corporation, on behalf of itself and its Affiliates (hereinafter referred to as “Company”) and WhiteGlove House Call Health, Inc., (hereinafter referred to as “Groupr”).

WHEREAS, the parties have entered into a Provider Group Agreement (“Agreement”) to provide health care services to Members;

WHEREAS, the parties wish to amend the Agreement to exclude Group’s participation in Company’s Government Programs; and

NOW, THEREFORE, in consideration of the mutual promises and undertakings contained herein, the parties agree to be legally bound as follows:

1.	The Product Participation Schedule of the Agreement is hereby deleted and replaced in its entirety with the attached Product Participation Schedule.

2.	All other terms and provisions of the Agreement not amended hereby shall remain in full force and effect. In the event of any inconsistency between the terms of this Amendment and the Agreement, the terms of this Amendment shall govern and control.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed below.

Accepted By:

GROUP WhiteGlove House Call Health, Inc.		COMPANY Aetna Health Inc., a Texas corporation

By:	/s/ William J. Kerley	By:	/s/ C. Carleton King
	(Signature)		(Signature)

Printed Name:	William J. Kerley	Printed Name:	C. Carleton King

Title:	CFO	Title:	President, Health Care Delivery-SE & SW

Date:	12-8-2009	Date:	12/21/09

Tax I.D. Number:	20-8913858

WhiteGlove House Call Health, Inc.

Effective Date: 12/11/2009

PRODUCT PARTICIPATION SCHEDULE

Participation under this Provider Group Agreement will include the Aetna Products indicated below. Compensation for these products will be according to the Services and Compensation Schedule attached to this Agreement.

•

Gated Health Benefit Product – Commercial health benefit plan which contains a Primary Care Physician as a component of the Plan design regardless of whether (i) selection of a Primary Care Physician is mandatory or voluntary under the terms of the Plan; or, (ii) an individual Member has selected a Primary Care Physician. Gated Health Benefit Products include but are not limited to: HMO, QPOS, Elect Choice, Managed Choice POS, Aetna Choice POS II, and Aetna Select.

•

Non-Gated Health Benefit Product – Commercial health benefit plan which does not allow for the designation and/or use of a Primary Care Physician in the administration of the benefit Plan. Non-Gated Health Benefit Products include but are not limited to: Open Choice PPO and National Advantage.

Many member ID cards include the National Advantage logo (NAP) in conjunction with Gated and non-Gated Health Benefit Products. In those circumstances the rate applicable to other product (not NAP) on the ID card will apply.

•

Government Programs – All plans offered by Company under any government contract serving Medicare, Medicaid and Children’s Health Insurance Program beneficiaries. Government Programs include, but are not limited to: all Aetna Medicare Advantage HMO, PPO, POS and network-based private fee-for-service plans.

As of the effective date of this Amendment, Group does not participate in any Government Program plan offerings by Company; however, Group participation status with Government Programs may change in accordance with the ‘Product Participation’ section of this Agreement.

•	Non-Health Benefit Products – Including but not limited to: Aetna Workers’ Comp Access.

As of the effective date of this Agreement, and until such time the Parties amend the Agreement otherwise, Group does not participate in the Aetna Workers’ Comp Access product.

WhiteGlove House Call Health, Inc.

Effective Date: 11/01/2010

AMENDMENT

This Amendment is made as of November 1, 2010 (Effective Date), between Aetna Health Inc., a Texas corporation, on behalf of itself and its Affiliates (hereinafter referred to as “Company”) and WhiteGlove House Call Health, Inc., a Texas corporation (hereinafter referred to as “Group”).

WHEREAS, the parties have entered into a Physician Group Agreement (“Agreement”) to provide health care services to Members

WHEREAS, the parties wish to amend the Agreement to amend Group’s participation status such that Group shall participate in all Full Risk Plans and only specific agreed upon Plan Sponsor Plans; and

WHEREAS, the parties have agreed to provide transitional benefits for no more than six (6) months to Members of non Full Risk Plans who have obtained health care services from Group prior to the effective date of this Amendment, as more fully described in Paragraph 3 below;

NOW, THEREFORE, in consideration of the mutual promises and undertakings contained herein, the parties agree to be legally bound as follows:

1.	Group’s participation status is hereby amended, such that Group shall participate in all Full Risk Plans and only specific agreed upon Plan Sponsor Plans, as defined in Paragraph 3 below.

2.	Section 1.24 Member is hereby deleted and replaced in its entirety with the following:

1.24 Member. An individual covered by or enrolled in a Full Risk Plan or Plan Sponsor Plan.

3.	Section 1.30 Plan Sponsor is hereby deleted and replaced in its entirety with the following:

1.30 Plan Sponsor. An employer, insurer, third party administrator, labor union, organization or other person or entity which has contracted with Company to offer, issue and/or administer a Plan that is not a Full Risk Plan and has agreed to be responsible for funding benefit payments for Covered Services provided to Members under the terms of a Plan. As of the effective date of this Amendment, the following are considered Plan Sponsors: Dallas Area Rapid Transport and Parkland Health & Hospital System.

4.	“Section 6.5.1.1 Transitional Benefit Obligations for non- Full Risk Plan Members No Longer Covered Under This Agreement” is hereby added to the Agreement and made a part hereof:

6.5.1.1 Transitional Benefit Obligations for non- Full Risk Plan Members No Longer Covered Under This Agreement. Upon the effective date of this Amendment, for non- Full Risk Plan Members, excluding Members of Dallas Area Rapid Transport and Parkland Health & Hospital System, Group and Participating Group Providers shall continue to provide health care services to non- Full Risk Plan Members no longer covered under this Agreement so long as such Member obtained health care services from Group prior to the effective date of this Amendment. Group shall be obligated to provide health care services for six months following the date of the first visit prior to the effective date of this Amendment in which the non- Full Risk Plan Member initially obtained health care services.

5.	The WhiteGlove Services and Compensation Schedule of the Agreement only applies to the following Plan Sponsors: Dallas Area Rapid Transport and Parkland Health & Hospital System. The attached Capitation Services and Compensation Schedule is hereby added to the Agreement and made a part hereof and shall apply to all Company Full Risk Plan Members.

6.	All other terms and provisions of the Agreement not amended hereby shall remain in full force and effect. In the event of any inconsistency between the terms of this Amendment and the Agreement, the terms of this Amendment shall govern and control.

WhiteGlove House Call Health, Inc.

Effective Date: 11/01/2010

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed below.

Accepted By:

GROUP		COMPANY	Aetna Health Inc., a Texas corporation

By:	/s/ ROBERT FABBIO	By:	/s/ C. Carleton King
	(Signature)		(Signature)
Printed Name:	ROBERT FABBIO	Printed Name:	C. Carleton King
Title:	CEO	Title:	Head of Natl Networks and Contracting Services
Date:	9/28/10	Date:	10-6-10
Tax I.D. Number:	20-8913858

WhiteGlove House Call Health, Inc.

Effective Date: 11/01/2010

CAPITATED

SERVICES AND COMPENSATION SCHEDULE

I.	General Terms and Conditions.

A.	Terms.

1.	Billable Services. Covered Services which are paid on a fee-for-service basis rather than included in capitation pursuant to a capitation arrangement. Under this Agreement there are no Group billable services for Company Full Risk Plan Members.

2.	Capitation. A fixed amount, paid monthly by the Company for each Member. Capitation constitutes payment for the services as outlined in section 6 of the Addendum to the Agreement. Capitation will include only Full Risk Plan Membership. Capitation payments shall be calculated using the prior month membership. The first capitation payment shall be made December 2010 (for the month of November with accurate November counts) and monthly thereafter.

3.	Member Co-payments. Co-payments are specified in Members’ Plan documents and are the Member’s obligation. The Member’s Co-payment shall be the specialist physician copay.

B.	Conditions.

1.	Company utilizes nationally recognized coding structures including, but not limited to, Revenue Codes as described by the Uniform Billing Code, AMA Current Procedural Terminology (CPT4), CMS Common Procedure Coding System (HCPCS), Diagnosis Related Groups (DRG), ICD-9 (ICD-10 or successor standard) Diagnosis and Procedure Codes, National Drug Codes (NDC) and the American Society of Anesthesiologists (ASA) relative values for the basic coding, and description for the services provided. As changes are made to nationally recognized codes, Company will update internal systems to accommodate new codes. Such updates may include changes to Service Groupings. Such changes will only be made when there is no material change in the procedure itself. Until updates are complete, the procedure will be paid according to the standards and coding set for the prior period.

Company will comply and utilize nationally recognized coding structures as directed under applicable Federal laws and regulations, including, without limitation, the Health Insurance Portability and Accountability Act (HIPAA).

The use of ICD-10 coding shall not impact the aggregate rates and compensation intended by the parties as set forth in this Services and Compensation Schedule. Consequently, in the event that use of ICD-10 codes result in aggregate payments that would differ from the aggregate payments that would have resulted based on ICD-9 coding (excluding utilization and validated case mix severity changes), the rates set forth in this Services and Compensation Schedule will be reviewed by Company periodically and adjusted at least annually in order to reflect what would have been paid had ICD-9 coding been utilized for determination of the payments.

WhiteGlove House Call Health, Inc.

Effective Date: 11/01/2010

II.	Full Risk Plans.

1.	Compensation for the Full Risk Plan products is as follows:

Capitation Rate For	$0.08	$0.15	$0.225	$0.30	$0.375	$0.45	$0.525
Full Risk Plan Member per Month Visit Range per Quarter	Less than 600 visits	601 visits through 1,200 visits	1,201 visits through 1,800 visits	1,801 visits through 2,400 visits	2,401 visits through 3,000 visits	3,001 visits through 3,600 visits	3,601 visits through 4,200 visits

In the event visits exceed [****] visits per quarter, the per member per month capitation rate shall increase by [****] pmpm for each incremental increase of [****] per quarter in the same pattern as the rates outlined above.

The parties shall review the number of visits provided within a quarter within sixty (60) days of the close each quarter. In the event the capitation rate for any quarter requires adjustment due to the actual number of visits provided, Company shall reimburse Group any underpayments and Group shall reimburse Company any overpayments.

2.	Retroactive Adjustments for Capitation Payments. Payments to Group in accordance with this Agreement shall not be subject to retroactive adjustments resulting from additions and deletions of Full Risk Plan Members because Capitation Payments are made after the end of each month pursuant to section A.2 above.

3.	Per Visit Rate

Recognizing Group’s desire to receive a capitation payment in lieu of fee for service payments the parties have agreed to prospective capitation payments as outline above. Recognizing Company’s desire to ensure that services are provided for the capitation rate, the parties agree to a minimum [****] rate and a maximum [****]. The actual per visit rate shall be calculated during the quarterly review of the capitation rate and [****].

In the event the calculated per visit rate is less than [****] Company shall reimburse Group the difference between the calculated visit rate and [****].

In the event the calculated per visit rate is greater than [****] Group shall reimburse Company the difference between the calculated rate and [****].

4.	Performance Guarantee

The parties enter into this Agreement with the intent of providing Full Risk Plan Members alternatives to primary care physician, urgent care center, freestanding emergency center and hospital emergency departments for routine care. The parties agree to the following performance parameters.

(i)	Reduction in freestanding emergency center and hospital emergency department visits by Members who have used Group’s services.

(a)	Company shall identify all Full Risk Plan Members who have obtained services, within three hundred and sixty five days of the date Company runs its report from Group (the “Group Members”), and have one or more visits to a freestanding emergency center or a hospital emergency department and the related diagnoses for such visits.

(b)	Company shall identify those diagnoses that require services that could have been provided by Group as an alternative to the freestanding emergency center or hospital emergency department.

(c)	In the event the number of claims with a diagnoses related to a service that could have been provided by Group is greater than ten percent of the overall number of freestanding emergency center and hospital emergency department claims for Group Members, Group shall refund to Aetna the at risk capitation payment amount identified below.

[****] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

WhiteGlove House Call Health, Inc.

Effective Date: 11/01/2010

(ii) Group services are accessed by Full Risk Plan Members when access to a Primary Care Physician is unlikely and the Full Risk Plan Members alternative would be to go to an Urgent Care Center or hospital emergency department.

(a) Group shall capture the days and times when a Full Risk Plan Member obtains services from Group

(b) Group shall provide an annual report, twelve (12) months following the Effective Date (and annually thereafter), identifying the percentage of Full Risk Plan Members accessing Group’s services between the hours of 8:00 a.m. and 10:00 a.m. and after 3:00 p.m. Monday through Friday and 8:00 a.m. through 8:00 p.m. Saturday and Sunday and such percentage shall be in excess of fifty-five percent of the overall visits.

(iii) Full Risk Plan Members use Group services in lieu of obtaining services at an emergency room.

(a) Group shall survey Full Risk Plan Members and ask the following question: “Would you have gone to the ER, if WhiteGlove were not available today?”

(b) Group shall provide an annual report, twelve (12) months following the Effective Date (and annually thereafter), identifying the percentage of Full Risk Members responding affirmatively and such percentage shall be in excess of forty five percent for those Full Risk Members obtaining services from Group when the Full Risk Plan Member’s primary care physician is not available.

The above performance measures shall be measured annually, twelve (12) months following the Effective Date (and annually thereafter). In the event Group does not meet all the goals established for the above three performance measures, Group shall repay Company [****].

[****] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

WhiteGlove House Call Health, Inc.

WHITEGLOVE

SERVICES AND COMPENSATION SCHEDULE

(DART/PARKLAND CUSTOMER SPECIFIC NETWORK ONLY)

COMPENSATION:

Payment Details:

Service	Billing Codes	Rates
Initial Patient Visit (to be billed only once every six months for a Member)	CPT4 Codes: 99214	[****]

Subsequent Patient Visit	CPT4 Codes: 99212	[****]

Strep A Assay W/optic	CPT4 Codes: 87880	[****]

Immunology	CPT4 Codes: 86308	[****]

Urinalysis	CPT4 Codes: 81025	[****]

Remove Impacted Ear Wax	CPT4 Codes: 69210	[****]

Routine Venipuncture Of Finger/he	CPT4 Codes: 36415	[****]

Non-automated, Without Micro	CPT4 Codes: 81002	[****]

Influenza Assay W/optic	CPT4 Codes: 87804	[****]

Assay, Glucose, Blood Quant	CPT4 Codes: 82947	[****]

Antibody	CPT4 Codes: 86677	[****]

Drainage Of Skin Abscess	CPT4 Codes: 10060	[****]

11750 Blood From Under Nail	CPT4 Codes: 11740	[****]

Electrocardiogram, Complete	CPT4 Codes: 93000	[****]

[****] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

WhiteGlove House Call Health, Inc.

Td Adsorb-individual 7 Yrs/o	CPT4 Codes: 90718	[****]

Pneumococcal Vaccine	CPT4 Codes: 90732	[****]

Flu Virus Vacc-split 3 Yr & Above	CPT4 Codes: 90658	[****]

Immunization Admin, Single	CPT4 Codes: 90471	[****]

Tetanus, Diphtheria Toxoi	CPT4 Codes: 90715	[****]

Immunization Admin-under 8 Y	CPT4 Codes: 90465	[****]

Influenza Virus Vaccine	CPT4 Codes: 90655	[****]

Influenza Virus Vaccine	CPT4 Codes: 90656	[****]

Dtap Vaccine, Im	CPT4 Codes: 90700	[****]

Dt Immunization, Im	CPT4 Codes: 90702	[****]

Tetanus Toxoid Absorbed For	CPT4 Codes: 90703	[****]

Tetanus And Diphtheria	CPT4 Codes: 90714	[****]

Flu Vaccine, Nasal	CPT4 Codes: 90660	[****]

Ther/proph/diag Inj, Sc/im	CPT4 Codes: 96372	[****]

Pen G Benzath To 1200000/4mx	HCPC Codes: J0570	[****]

B-12 Cyanoc Upto 1000mcg/5mx	HCPC Codes: J3420	[****]

Dexamethasone Sodium Phos1mg	HCPC Codes: J1100	[****]

Diphenhydr Hcl Upto 50mg/6mx	HCPC Codes: J1200	[****]

[****] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

WhiteGlove House Call Health, Inc.

Ketorolac Trom Per 15mg/8mx	HCPC Codes: J1885	[****]

Metoclopra Hcl Upto 10mg/4mx	HCPC Codes: J2765	[****]

Odansetro Hcl Per 1mg/32 Mx	HCPC Codes: J2405	[****]

Orphenad Citr Upto 60mg/2Mx	HCPC Codes: J2360	[****]

Ceftriaxon Sod Per 250mg/8mx	HCPC Codes: J0696	[****]

Medrxyprogester Inj 150 Mg	HCPC Codes: J1055	[****]

Methylpr Sod Upto 125mg/12mx	HCPC Codes: J2930	[****]

Fluorescein Angioscopy	CPT4 Codes: 92230	[****]

Remove Foreign Body From Eye	CPT4 Codes: 65205	[****]

Remove Foreign Body From Eye	CPT4 Codes: 65220	[****]

Control Of Nosebleed	CPT4 Codes: 30901	[****]

Airway Inhalation Treatm2	CPT4 Codes: 94640	[****]

Aerosol Or Vapour Inhalat3	CPT4 Codes: 94664	[****]

Ipratropium Brom Inh Sol/mg	HCPC Codes: J7644	[****]

Application Long Leg Splint	CPT4 Codes: 29505	[****]

Application Lower Leg Splint	CPT4 Codes: 29515	[****]

Apply Forearm Splint	CPT4 Codes: 29125	[****]

Apply Long Arm Splint	CPT4 Codes: 29105	[****]

[****] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

WhiteGlove House Call Health, Inc.

Application Of Finger Splint	CPT4 Codes: 29130	[****]

Removal Of Nail Plate	CPT4 Codes: 11730	[****]

Removal Of Nail Bed	CPT4 Codes: 11750	[****]

Dressings And/or Debridement	CPT4 Codes: 16020	[****]

Dressings And/or Debridement	CPT4 Codes: 16025	[****]

Dressings And/or Debridement	CPT4 Codes: 16030	[****]

Wound(s) Care Non-Select	CPT4 Codes: 97602	[****]

Remove Foreign Body	CPT4 Codes: 10120	[****]

Destruction Eg, Laser Surger	CPT4 Codes: 17110	[****]

Bx Skin &/Subq Tissue; 1 Le	CPT4 Codes: 11100	[****]

Repair Superficial Wound(s)	CPT4 Codes: 12001	[****]

Repair Superficial Wound(s)	CPT4 Codes: 12002	[****]

Repair Superficial Wound(s)	CPT4 Codes: 12004	[****]

Repair Superficial Wound(s)	CPT4 Codes: 12011	[****]

Repair Superficial Wound(s)	CPT4 Codes: 12013	[****]

Repair Superficial Wound(s)	CPT4 Codes: 12014	[****]

Intmd Wnd Repair S/tr/ext	CPT4 Codes: 12031	[****]

Intmd Wnd Repair S/tr/ext	CPT4 Codes: 12032	[****]

[****] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

WhiteGlove House Call Health, Inc.

Intmd Wnd Repair S/tr/ext	CPT4 Codes: 12034	[****]

Intmd Wnd Repair N-hf/genit	CPT4 Codes: 12041	[****]

Intmd Wnd Repair N-hg/genit	CPT4 Codes: 12042	[****]

Intmd Wnd Repair N-hg/genit	CPT4 Codes: 12044	[****]

Intmd Wnd Repair Face/mm	CPT4 Codes: 12051	[****]

Intmd Wnd Repair Face/mm	CPT4 Codes: 12052	[****]

Intmd Wnd Repair Face/mm	CPT4 Codes: 12053	[****]

Supplies/special Equipment	CPT4 Codes: 99070	[****]

Immune Admin H1n1 Im/nasal	CPT4 Codes: 90470	[****]

All Services not otherwise identified		[****]

SERVICES:

Participating Group Provider will provide services in the Member’s home or work that are within the scope of and appropriate to the Participating Group Provider’s license and certification to practice. Participating Group Provider will provide, as appropriate, the generic medicines outlined in Attachment A – Generics Provided by WhiteGlove. In addition Participating Group Provider may draw blood for lab tests; deliver lab tests to Company designated participating laboratories; inform Member’s Primary Care Physician of lab and other results and services provided; and provide instruction to Member and/or caregiver.

Participating Group Provider may also provide at Participating Group Provider’s discretion and upon approval by Member selected supplies such as food items, beverages and over-the-counter remedies that are not considered Covered Services.

Participating Group Provider will provide follow-up calls or visits by Participating Group Provider or Participating Group Provider’s representative to ascertain a Member’s medical progress, share lab results or other services commonly provided by medical professionals.

COMPENSATION TERMS AND CONDITIONS:

Definitions

[****] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

WhiteGlove House Call Health, Inc.

“Aetna Market Fee Schedule” (AMFS) is the fee schedule that is geographically based and dependent upon contracted location where service is performed. The fee schedule is updated annually.

General

a) Rates are inclusive of any applicable Member Copayment, Coinsurance or Deductible. Procedures and/or services provided by WhiteGlove in accordance with this Agreement but not specifically listed above will not be reimbursed. No additional charges are allowed regardless of the time spent at the Member’s home, for travel, administrative services, lab draws, generic medications outlined in Attachment A, miscellaneous supplies that are not considered Covered Services, weekend, evening or holiday differentials. Company will pay the lesser of the contracted rate or eligible billed charges.

Billing

b)	Participating Group Provider must designate the codes set forth in this Compensation Schedule when billing.

Coding

c)	Company utilizes nationally recognized coding structures including, but not limited to, Revenue Codes as described by the Uniform Billing Code, AMA Current Procedural Terminology (CPT4), CMS Common Procedure Coding System (HCPCS), Diagnosis Related Groups (DRG), ICD-9 Diagnosis and Procedure codes, National Drug Codes (NDC) and the American Society of Anesthesiologists (ASA) relative values for the basic coding, and description for the services provided. As changes are made to nationally recognized codes, Company will update internal systems to accommodate new codes. Such changes will only be made when there is no material change in the procedure itself. Until updates are complete, the procedure will be paid according to the standards and coding set for the prior period.

Company will comply and utilize nationally recognized coding structures as directed under applicable Federal laws and regulations, including, without limitation, the Health Insurance Portability and Accountability Act (HIPAA).

WhiteGlove House Call Health, Inc.

Attachment A-Generics

Provided by WhiteGlove

Acyclovir	Diltiazem	Metoclopramide
Albuterol nebulizer soln	Doxazosin	Metoprolol Tartrate
Albuterol	Doxepin HCL	Metronidazole
Alendronate	Doxycycline Hyclate	Nadolol
Allopurinol	Enalapril	Naproxen
Amiloride-HCTZ	Enalapril-HCTZ	Neomycin/Polymyxin/Dexamethasone
Amitriptyline	Erythromycin EC	Nortriptyline
Amoxicillin	EST Estrogen/Methyl Testost	Nystatin
Amoxil	Estradiol	Nystatin/Triamcin
Antipyrine/Benzocaine otic	Estropipate	Oxybutynin
Atenolol	Famotidine	Paroxetine
Atenolol-Chlorthalidone	Fluconazole	Penicillin
Atropine Sulfate	Fluocinolone Acet	Phenazopyridine
Bacitracin	Fluocinonide cream	Pilocarpine
Baclofen	Fluoxetine	Pindolol
Belladonna Alkaloid/PB	Fluphenazine	Piroxicam
Benazepril	Furosemide	Polymyxin Sulfate/TMP
Benzonatate	Gentamicin	Pravastatin
Benzoyl Peroxide	Glimepiride	Prazosin HCL
Benztropine	Glipizide	Prednisone
Betamethasone Dipropionate	Glyburide	Prochlorperazine
Betamethasone Valerate	Guanfacine	Promethazine DM Syrup
Bisoprolol-HCTZ	Haloperidol	Propranolol
Bumetanide	Hydralazine	Ranitidine
Buspirone	Hydrochlorothiazide (HCTZ)	Salsalate
Captopril	Hydrocortisone	Selenium Sulfide
Carbamazepine	Ibuprofen	Silver Sulfadiazine
Carvedilol	Indapamide	SMZ-TMP
Cephalexin	Indomethacin	Sotalol HCL
Ceron DM syrup	Ipratropium Nebulizer Soln	Spironolactone
Chlorhexidine Gluconate	Isoniazid	Sprintec 28-day tab
Chlorpropamide	Isosorbide Mononitrate	Sulfacet Sodium
Chlorthalidone	Lactulose syrup	Tamoxifen
Cimetidine	Levobunolol	Terazosin
Ciprofloxacin	Levothyroxine	Terbinafine
Citalopram	Lidocaine	Tetracycline
Clomiphene	Lisinopril	Thioridazine
Clonidine	Lisinopril-HCTZ	Thiothixene
Colchicine	Lithium Carbonate	Timolol Maleate
C-Phen drops	Loratadine	Tobramycin
Cyclobenzaprine	Lovastatin	Trazodone
Cytra2	Medroxyprogesterone Acetate	Triamcinolone
Dex PC syrup	Megestrol	Triamterene-HCTZ
Dexamethasone	Meloxicam	Trihexyphenidyl
Diclofenac DR	Metformin	Tri-Sprintec
Dicyclomine	Methyldopa	Verapamil
Digoxin	Methylpred	Warfarin